UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

 MANAGEMENT INVESTMENT COMPANIES

811-22933

 (Investment Company Act file number)

Apollo Diversified Real Estate Fund

 (Exact name of Registrant as specified in charter)

Apollo Global Management, Inc.

 9 West 57th Street, New York

 New York 10019

 (Address of principal executive offices)

(212) 515-3200

 (Registrant's telephone number, including area code)

ALPS Fund Services, Inc.

1290 Broadway, Suite 1000

Denver, CO 80203

 (Name and address of agent for service)

Copy to:

Terrence O. Davis, Esq.

 DLA Piper LLP

 1201 W Peachtree St NE

 Suite 2900

 Atlanta, GA 30309

Date of fiscal year end: September 30

Date of reporting period: October 1, 2023 – March 31, 2024

Item 1. Reports to Stockholders.

(a)

APOLLO

GLOBAL WEALTH MANAGEMENT SOLUTIONS

Real Assets

# Apollo Diversified Real Estate Fund

## Semi-Annual Report

March 31, 2024

**Class A, C, I, L, and M Shares:**

Class A Ticker Symbol (NASDAQ): GIREX
Class C Ticker Symbol (NASDAQ): GCREX
Class I Ticker Symbol (NASDAQ): GRIFX
Class L Ticker Symbol (NASDAQ): GLREX
Class M Ticker Symbol (NASDAQ): GMREX

© 2024 APOLLO GLOBAL MANAGEMENT, INC. ALL RIGHTS RESERVED.

APOLLO DIVERSIFIED REAL ESTATE FUND

Table of Contents

Shareholder Letter	3
Portfolio Update	16
Schedule of Investments	18
Statement of Assets and Liabilities	22
Statement of Operations	23
Statements of Changes in Net Assets	24
Statement of Cash Flows	26
Financial Highlights	27
Notes to Financial Statements	38
Additional Information	52
Trustees’ Consideration and Approval of Advisory and Sub-Advisory Agreements	52
Service Providers	57
Privacy Notice	58

APOLLO DIVERSIFIED REAL ESTATE FUND

Shareholder Letter (Unaudited)

Randy I. Anderson, Ph.D., CRE Portfolio Manager Apollo Diversified Real Estate Fund	Spencer J. Propper Portfolio Manager Apollo Diversified Real Estate Fund

Dear Fellow Shareholders,

We are pleased to present the Apollo Diversified Real Estate Fund (the “Fund”) semi-annual report. We greatly appreciate the support of our shareholders, and we seek to remain true to the Fund’s stated objective of delivering returns comprised of income and appreciation with moderate volatility and low correlation to the broader markets. From the Fund’s inception on June 30, 2014, through March 31, 2024, the Fund’s load-waived Class A shares generated a(n)1:

•	Total cumulative return of 64.62% and a 5.25% annualized return.

•	Sharpe ratio of 0.83.

•	Standard deviation of 4.50%, which is in line with the standard deviation for the Bloomberg U.S. Aggregate Bond Index (4.82%).

•	Alpha of 1.80%.

•	Beta of 0.16.

The U.S. economy finished strong in 2023 with fourth quarter real gross domestic product (“GDP”) growing at an annualized rate of 3.2%, outperforming expectations.3 Personal spending was a primary contributor to growth throughout the year, supported by a generally healthy labor market. This momentum has so far continued into 2024 with strong hiring readings in the first three months of the year, all of which surprised to the upside. This strength has had both positive and negative effects. On one hand, the economy continues to outperform; on the other, the resiliency of businesses and consumers has frustrated the attempts by Federal Open Market Committee (“FOMC”) policy makers to cool inflation. Personal Consumption Expenditures (“PCE”), the Federal Reserve’s (“Fed”) preferred inflation metric remained elevated throughout 2023 ending the year at 2.6%, above the Federal Reserve’s target price stability level of 2%.3, 4 At its surface, an elevated inflation print may indicate that FOMC policy aimed at curbing the same is not having the desired effect; however, given the lagged nature of key inputs to the pricing index, which are already moderating in real time, we believe that inflation may moderate to levels more in line with the FOMC’s long term target. The Fed’s latest dot plot, released in connection with its March 20th meeting, indicated that policymakers are on track to cut rates three times in 2024.4 This would represent the first rate cut since March 2020, and may provide a tailwind for risk assets. Continued growth coupled with moderating inflation reinforces our base case for a soft landing.

Past performance is not indicative of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Investing involves risk, including loss of principal. Fund performance based on load‑waived Class A shares and does not reflect any sales charge. The maximum sales charge for Class A shares is 5.75%. If the data reflected the deduction of such charges, the performance would be lower. As of 3/31/24, the Fund’s load-waived, Class A share had a one-year return of -4.53% and a five-year annualized return of 3.39%. As of 3/31/24, the Fund’s Class A share with load (adjusted for initial maximum sales charge of 5.75%) had a one-year return of -10.01%, a five-year annualized return of 2.18%, and a since inception annualized return of 4.61%. Performance includes reinvestment of distributions and is net of management fees and other expenses. Due to financial statement adjustments, performance information presented herein for the Fund differs from the Fund’s financial highlights which are prepared in accordance with U.S. GAAP. Such differences generally are attributable to valuation adjustments to certain of the Fund’s investments which are reflected in the financial statements. The Fund offers multiple different classes of shares. An investment in any share class of the Fund represents an investment in the same assets of the Fund. However, the purchase restrictions, ongoing fees, expenses, and performance for each share class are different. For more information on the differences in share classes, refer to the applicable prospectus, which can be found at: www.apollo.com.

The indices described herein may not necessarily be indicative of the investment strategies utilized by Apollo Diversified Real Estate Fund. Index performance is shown for illustrative purposes only and has limitations when used for comparison. It may not be possible to directly invest in one or more of these indices and the holdings of the Fund may differ markedly from the holdings of any such index in terms of levels of diversification, types of securities or assets represented and other significant factors. Indices are unmanaged, do not charge any fees or expenses, and assume reinvestment of distributions. No such index is indicative of the future results of the Fund.

APOLLO DIVERSIFIED REAL ESTATE FUND

The commercial real estate sector has continued to observe healthy operating fundamentals across most property types. Similar to prior writings, the current environment has provided increased opportunities for active management as dispersion between sectors and markets remained elevated. We continue to favor sectors with attractive operating fundamentals where demand is driven by secular growth. Secular growth is defined as long-term, structural societal shifts such as technological innovation and evolving consumer preferences or behaviors. Sectors benefitting from these secular growth trends include industrial, multifamily, and specialty (such as life sciences and student housing) property types, all of which comprise the Fund’s high conviction themes and represent 90% of the Fund’s private equity real estate portfolio as of April 1, 2024.2

The industrial property type continues to benefit from sustained demand resulting from the structural shift in consumer behavior toward e-commerce and evolution in supply chain logistics. Businesses continue to exhibit demand for modern, well-located logistics facilities that can not only accommodate expeditious delivery of goods to end consumers, but also provide resiliency during periods of supply disruption. In an effort to further reinforce supply chain resiliency and enhance operational efficiencies, many businesses are embracing measures such as on-and near-shoring which may further bolster demand. Despite overall tailwinds within the sector, vacancy increased slightly to 5.4% at the end of the first quarter, albeit remaining well below the historical average as record levels of new supply were delivered, according to data from CBRE Econometric Advisors.5 It is important to note that new industrial construction starts have fallen dramatically, down by 46% year-over-year as of Q4 2023 presenting a compelling supply and demand dynamic moving forward.6 Elevated structural demand and below average vacancy (with many markets remaining near record lows) led to healthy levels of rent growth at the end of the first quarter with rents increasing by 4.9% year-over-year, which is well above the historical average for the sector.5

The multifamily property type continues to benefit from broad demographic trends, ongoing household formation, and the national undersupply of housing. Home price appreciation coupled with elevated mortgage rates has further extended the relative affordability of rental housing compared to homeownership in many markets across the country, supporting demand for multifamily. While there has been an influx of new multifamily supply built in select markets, overall fundamentals remain healthy with the national occupancy rate at 94.5% as of the first quarter of 2024, in line with the 15-year average for the property type, according to data from CBRE Econometric Advisors.5 Further, we have observed the pipeline for new supply materially decreasing with the average forecasted construction starts per quarter falling 51% from the recent historical average according to CBRE Research, which may provide a tailwind for occupancy and rental rate growth.6

The specialty sector consists of property types that benefit from secular demand drivers as each property type is designed for a specific use, such as student housing and life sciences properties. Student housing, which consists of purpose-built residential communities with student-specific amenities such as study rooms, benefits from secular growth driven by demographic trends. According to data from RealPage Analytics, 65.6% of beds at the core 175 universities tracked by RealPage are already leased for the upcoming Fall 2024 academic year as of March 2024, nearly matching the record high for March from last year.7 Annual effective rent growth continues to remain above historical norms, with rents growing 5.8% in March, according to RealPage.7 The life sciences property type benefits from secular growth driven by both demographic trends and cutting-edge advancements in new technology such as additive manufacturing, 3D printing, and artificial intelligence. These rapidly evolving areas of innovation are driving breakthroughs in fields such as pharmaceutical manufacturing and molecule discovery. Life sciences assets are a key component necessary to support this rapid evolution in technological development and implementation.

Grocery-anchored neighborhood centers remained at the record low availability rate in the first quarter of 2024, according to data from CBRE Econometric Advisors. Despite challenges in other segments of the retail sector (e.g. regional malls), grocery-anchored neighborhood centers continued to see increased demand in line with continued strong consumption. New completions totaled only ~0.06% of existing supply during the first quarter of 2024 based on data from CBRE Econometric Advisors, which is consistent with the trend that has persisted over the past decade and remains well below the historical average for the sector.5 Additionally, according to CBRE Econometric Advisors, this dynamic is forecast to drive net operating income growth well in excess of the ten year average in 2024 and 2025.5

Past performance is not indicative of future results. Holdings and allocations are subject to change without notice. Diversification does not eliminate the risk of experiencing investment losses.

APOLLO DIVERSIFIED REAL ESTATE FUND

Within the office sector, utilization rates remain well below pre-Covid levels across many markets as hybrid work schedules have become standard for many companies, translating to lower demand for space. The national vacancy rate reached 19.0% in the first quarter of 2024 with some markets, such as San Francisco, reaching nearly 25% according to CBRE Econometric Advisors.5 This rapid evolution in operating fundamentals coupled with increased borrowing costs has led to stress within the sector. Commoditized, class B, suburban office assets have been disproportionately impacted by telecommuting trends and, as such, have observed heightened levels of volatility relative to well-located, prime class A properties which generally tend to be more essential to the ongoing operations of their tenants. The Fund has historically maintained and continues to be actively underweight the office sector relative to the NCREIF ODCE Index. As of April 1, 2024, the Fund’s private equity exposure to the office sector represents less than 240 basis points.2

The Fund benefits from the ability to allocate capital not only across property types, but also across commercial real estate quadrants (private equity, private debt, public equity, and public debt) to source attractive risk-adjusted returns. This diversified approach has proved beneficial as the Fund’s allocation to private debt was a positive contributor to overall Fund returns throughout 2023. Further, the Fund’s dynamic allocation strategy allows the Fund’s portfolio management team to actively express views on property sectors by overweighting sectors that we believe are positioned for growth moving forward. This active positioning has resulted in increased exposure to the Fund’s high conviction sectors (90% of the Fund’s private equity real estate portfolio as of April 1, 20242). For the calendar year ended December 31, 2023, the Fund’s private real estate portfolio outperformed the NCREIF ODCE Index by 450 basis points representing the highest calendar year of outperformance since the Fund’s inception.8 This outperformance is a testament to the portfolio management team’s investment process.

As we approach the end of another Fed tightening cycle, we continue to believe that publicly traded REITs may be poised to deliver attractive risk-adjusted returns. To that end, the Fund has increased exposure to publicly traded REITs during the past twelve months. As of April 1, 2024, publicly traded REIT common and preferred securities represented 35.9% of Fund assets, up 7.9% year-over-year.2 As we move closer to a potential FOMC policy pivot, it is worth noting that publicly traded REITs have historically performed well following the announcement of a target rate decline. According to an analysis by CenterSquare Investment Management, publicly traded REITs have historically delivered returns of +7.2%, +10.6%, and +17.8% in the subsequent 90-day, 180-day, and one-year periods following the end of Fed tightening, outperforming publicly traded equities in each period.9

Alternative assets, such as real estate, can serve as an essential tool within an investor’s mixed-asset portfolio across all segments of the economic cycle. Given that real estate is the third-largest asset class behind stocks and bonds, we believe that an allocation to real estate may offer additional diversification benefits. The Fund is unique in that it utilizes a relative value framework to actively allocate across both private and public real estate securities, which may provide compelling benefits. Current valuation levels may present an attractive entry point for the asset class as fundamentals remain relatively strong and capital market conditions are poised to improve.

As always, the Fund’s portfolio management team, along with the Fund’s underlying private fund partners, continue to seek attractive risk-adjusted return opportunities across real estate markets. We believe the Fund’s portfolio positioning, focus on high-quality assets within the Fund’s high-conviction sectors, underlying diversification and ability to take advantage of opportunities across both public and private markets may help deliver a differentiated return profile to our investors. We are excited about the Fund’s future prospects and believe it is well positioned to take advantage of investment opportunities as they arise.

We thank you for your continued confidence and support.

Sincerely,

Randy I. Anderson, Ph.D., CRE	Spencer J. Propper
Portfolio Manager, Apollo Diversified Real Estate Fund	Portfolio Manager, Apollo Diversified Real Estate Fund

Apollo Diversified Real Estate Fund is a closed-end management investment company that is operated as an interval fund. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% and no more than 25% of the Fund’s shares outstanding at net asset value. The Fund is only suitable for investors who can bear the risks associated with the limited liquidity of the Fund and should be viewed as a long-term investment. There is no secondary market for the Fund’s shares and none is expected to develop. Please see the Fund’s current prospectus for further information on the Fund’s objective, strategy and risk factors.

APOLLO DIVERSIFIED REAL ESTATE FUND

Overall Portfolio Exposure as of April 1, 2024 (Unaudited)

Private Real Estate Exposure[10]	61%
Cortland Growth and Income Fund	5.15%
CBRE U.S. Logistics Partners	4.71%
Clarion Lion Properties Fund	3.84%
Morgan Stanley Prime Property Fund	3.74%
CBRE U.S. Core Partners	3.53%
Ventas Life Science and Healthcare Real Estate Fund	3.47%
Clarion Lion Industrial Trust	3.36%
Oaktree Real Estate Income Fund	3.23%
TA Realty Logistics Fund	2.92%
Dream U.S. Industrial Fund	2.79%
Clarion Gables Multifamily Trust	2.43%
TA Realty Core Property Fund	2.40%
Article Student Living Income and Growth Fund[11]	2.07%
Stockbridge Smart Markets Fund	1.13%
Manulife U.S. Real Estate Fund	1.11%
Prologis Targeted U.S. Logistics Fund	0.93%
Sentinel Real Estate Fund	0.83%
Affinius U.S. Government Building Fund[12]	0.78%
GWL U.S. Property Fund	0.62%
Prudential PRISA	0.59%
Heitman America Real Estate Trust	0.28%
BGO Diversified U.S. Property Trust	0.25%
UBS Trumbull Property Fund	0.20%
Private Real Estate Equity	50.36%
CBRE U.S. Credit Partners	2.48%
Third Point Private CRE Credit Fund[13]	2.29%
Brookfield Senior Mezzanine Real Estate Finance Fund	1.76%
JP Morgan U.S. Real Estate Core Mezzanine Debt Fund	1.34%
Heitman Core Real Estate Debt Income Trust	1.09%
ARES Real Estate Enhanced Income Fund	1.09%
CrossHarbor Strategic Debt Fund	0.75%
Voya Commercial Mortgage Lending Fund	0.28%
Private Real Estate Debt	11.08%
Public Real Estate Exposure & Cash[14]	39%
Public Real Estate Equity	33.56%
Preferred Securities	2.33%
Cash and Short-Term Investments	1.69%
Mortgage-Backed Securities	0.98%

Diversification does not eliminate the risk of experiencing investment losses. Holdings and allocations are subject to change without notice.

APOLLO DIVERSIFIED REAL ESTATE FUND

Private Fund Diversification as of April 1, 2024

Through its investment in private funds, Apollo Diversified Real Estate Fund offers access to private markets and immediate diversification by property sector, geography, and manager.

Institutional Real Estate Managers:[15]	31
Investments:[15]	3,972
Gross Asset Value:[15]	$259.54 Billion
Occupancy:[16]	93%
Leverage:[16]	34%

Private Real Estate Exposure:

Geographic Diversification15

Property Sector	Percentage of Total Fund Assets	Percentage of Private Fund Assets[15]	Highlights[15]
Industrial	23.08%	37.57%	2,245 investments boasting over 748 million square feet of industrial assets including facilities that support the fast-growing e-commerce logistics industries.
Private Real Estate Equity	22.03%	35.85%
Private Real Estate Debt	1.05%	1.72%
Multifamily	21.09%	34.31%	727 apartment investments comprised of over 226,000 units diversified across high-growth markets.
Private Real Estate Equity	15.15%	24.65%
Private Real Estate Debt	5.94%	9.66%
Specialty	8.18%	13.32%	204 investments spanning over 26 million square feet of life sciences facilities, healthcare assets, and government buildings, together with more than 27,000 student housing beds across the country.
Private Real Estate Equity	8.04%	13.09%
Private Real Estate Debt	0.14%	0.23%
Office	4.57%	7.44%	209 high-quality office investments in diverse, high-demand metropolitan areas representing over 87 million square feet of space.
Private Real Estate Equity	2.38%	3.87%
Private Real Estate Debt	2.19%	3.57%
Other	1.88%	3.06%	410 investments comprised of self-storage facilities, parking garages, and land.
Private Real Estate Equity	1.34%	2.18%
Private Real Estate Debt	0.54%	0.88%
Retail	1.82%	2.95%	157 investments with more than 38 million square feet of retail space.
Private Real Estate Equity	1.41%	2.29%
Private Real Estate Debt	0.41%	0.66%
Hospitality	0.82%	1.35%	20 investments representing over 6,500 keys across the country.
Private Real Estate Equity	0.01%	0.03%
Private Real Estate Debt	0.81%	1.32%

Diversification does not eliminate the risk of experiencing investment losses. Holdings and allocations are subject to change without notice.

APOLLO DIVERSIFIED REAL ESTATE FUND

Private Fund Summaries (Unaudited)

Affinius U.S. Government Building Fund[12] seeks to provide investors with attractive, risk-adjusted returns generated by the acquisition, build to suit development and operation of buildings located in the United States and leased or intended to be leased to U.S. federal, state and local governments and government agencies and departments.
ARES Real Estate Enhanced Income Fund is an open-end real estate debt fund with a principal objective to generate current income with an emphasis on principal protection by creating a diversified portfolio of first mortgage loans secured by commercial real estate across major property types, which primarily includes multifamily, industrial, retail, office and hospitality properties. The ARES Real Estate Enhanced Income Fund will focus on the disciplined origination of first mortgage loans secured by commercial real estate assets with strong sponsorship and located in major markets within the United States.
Article Student Living Income and Growth Fund[11] is an open-end private equity real estate fund that is focused exclusively on the student housing sector. The Fund aims to acquire institutional student housing properties at large public and private universities in the United States.
BGO Diversified U.S. Property Fund is an open-end core real estate private equity fund that invests in a portfolio of institutional-quality real estate assets in the U.S. BGO Diversified’s investment strategy is focused on maintaining stable income, building a diversified modern portfolio, using moderate leverage, and providing superior liquidity. BGO Diversified upholds a strong commitment to the principles of Responsible Property Investing.
Brookfield Senior Mezzanine Real Estate Finance Fund is an open-end senior real estate debt fund focused on providing primarily floating rate financing secured by commercial property primarily located in the U.S. and secured by generally well-leased/light transitional commercial real estate properties that generate significant cash flow. Brookfield Senior Mezzanine Real Estate Finance Fund will primarily focus on creating investment positions by originating floating rate whole loans, syndicating the first mortgage and retaining the mezzanine exposure.
CBRE U.S. Core Partners is an open-end core fund that purchases and operates high-quality, income-producing office, industrial, retail, and multifamily assets in select major U.S. metropolitan markets that exhibit strong growth demographics.
CBRE U.S. Credit Partners is an open-end private debt fund focused on generating current income by constructing a portfolio of first mortgage loans and subordinated debt secured by high-quality income-producing commercial real estate diversified by product type and geography.
CBRE U.S. Logistics Partners is an open-end private equity real estate fund focused exclusively on the industrial sector. The Fund aims to acquire modern, highly-functional, stabilized logistics assets located in major population and consumption centers while simultaneously implementing a build-to-core strategy capitalizing on major metro markets with favorable supply and demand dynamics.
Clarion Gables Multifamily Trust provides investors access to a high-quality multifamily portfolio with a best-in-class operator and fund manager. Gables is a market-leading, vertically-integrated multifamily real estate company with a 34-year history in the management, construction, development, acquisition and disposition of multifamily communities in the United States.
Clarion Lion Industrial Trust is a private REIT focused on the industrial property sector in North America. Clarion Lion Industrial Trust invests primarily in big-box warehouse and distribution centers, with an emphasis on large, core industrial markets throughout the United States.
Clarion Lion Properties Fund is a core private REIT with interests in a diversified portfolio of primarily institutional quality real estate assets and related investments located throughout the U.S. The investment objective is to provide a strong income return with potential for long-term capital appreciation.
Cortland Growth and Income Fund, a leading Southern United States focused multifamily owner and operator, is a domestic multifamily open-end core-plus fund focused on acquiring best-in-class, income producing properties in U.S. growth markets.
CrossHarbor Strategic Debt Fund is an open-end debt fund that seeks to generate compelling risk-adjusted current and total returns for investors by originating and managing first mortgage loans secured by core, core-plus, and value-add commercial real estate located throughout the United States.
Dream U.S. Industrial Fund is an open-end private equity real estate fund focused exclusively on the industrial sector. The Fund seeks to acquire and develop a portfolio of high-quality and functional industrial assets in strategic markets throughout the United States. The Fund will target core and core-plus assets including bulk distribution, last-mile warehousing, business parks, and light industrial assets in secondary interior distribution markets with a primary focus on markets experiencing strong economic and demographic fundamentals.
GWL U.S. Property Fund is an open-end real estate fund consisting of a diversified portfolio of institutional quality, income producing assets broadly allocated by property type and geographic location. GWL U.S. Property Fund employs a core plus strategy intertwined with a disciplined risk management process in seeking to achieve its performance objectives.
Heitman America Real Estate Trust is an open-end core commingled fund. Heitman America Real Estate Trust’s core strategy encompasses stabilized investments with low to moderate leverage and seeks to objectively minimize risk through diversification in property type, geographic location, and tenant composition.

APOLLO DIVERSIFIED REAL ESTATE FUND

Private Fund Summaries (Unaudited)

Heitman Core Real Estate Debt Income Trust is an open-ended, commingled fund, that originates and services first mortgage loans secured by income-producing U.S. commercial real estate. Heitman Core Real Estate Debt Income Trust will seek to originate senior debt financing to high-quality real estate operators in both primary and specialty property sectors.
JP Morgan U.S. Real Estate Core Mezzanine Debt Fund pursues a disciplined, income-producing strategy achieved primarily by investing in a portfolio of real estate and real estate-related assets, consisting of mezzanine debt, B-notes, mortgages, and preferred equity investments. It focuses on the four primary property types including office, multifamily, industrial, and retail, owned and operated by experienced and financially capable sponsors with strong performance experience across investment cycles.
Manulife U.S. Real Estate Fund is a U.S. open-end core-plus fund that will target properties located in major U.S. markets, with the objective of preserving capital while delivering a combination of income and long-term capital appreciation. The Manulife U.S. Real Estate Fund will target an allocation of 60% core-plus assets and 40% core investments.
Morgan Stanley Prime Property Fund is an open-end core fund with a focus on office, retail, multifamily, industrial, self storage and hotel properties located in major real estate markets throughout the United States.
Oaktree Real Estate Income Fund is an open-ended fund that targets investments in commercial real estate, primarily office, multifamily and industrial assets. Oaktree Real Estate Income Fund intends to create value by investing in assets that require modest leasing and capital expenditures.
Prologis Targeted U.S. Logistics Fund launched in 2004 as an open-ended, co-investment venture formed by Prologis to partner with institutional investors in acquiring, operating, and disposing of high-quality logistics facilities in key target markets across the U.S. The Fund seeks enhanced returns through actively managing, repositioning and renovating portfolio-owned assets.
Prudential PRISA is organized as a perpetual life, open-ended, commingled fund to invest primarily in core, well-leased, operating real estate assets located in the United States, with an emphasis on income. PRISA is Prudential Real Estate Investors (“PREI”) flagship fund, and represents one of the oldest and largest U.S. core real estate funds available in the marketplace.
Sentinel Real Estate Fund is a multifamily focused, core private REIT that emphasizes acquisitions of stabilized assets with in-place income with the goal of providing a substantial portion of investor returns in the form of distributed cash.
Stockbridge Smart Markets Fund is an open-end core fund that aims to capture performance in excess of the ODCE Index by acquiring assets in “smart markets” characterized by educated, stable and fast-growing employment bases. The Smart Market Fund’s target market strategy is based on the principle that real estate demand is dependent on jobs which are increasingly being created where there are educated work forces in the U.S.
TA Realty Core Property Fund invests and operates a diversified portfolio of commercial real estate assets across industrial, multifamily, office and retail property types. TA Realty Core Property Fund has three primary objectives: build and operate a first-class portfolio of institutional quality core real estate assets, generate consistent outperformance versus industry benchmarks and provide outstanding client service to investors.
TA Realty Logistics Fund is an open-end private equity real estate fund focused exclusively on the industrial sector. The Fund seeks to assemble a diversified portfolio of well-located logistics facilities in major distribution hubs and last-mile locations. The Fund targets mainly metropolitan areas of the United States that have population growth, economic growth, market economic diversity, supply constraints, liquidity, volatility, and relative yield necessary to create attractive long-term investment returns.
Third Point Private CRE Credit Fund[13] focuses primarily on investing in a diversified portfolio of primarily U.S. commercial real estate debt investments, generally within the mezzanine position of the capital stack. The Fund focuses on building and maintaining a portfolio of assets that are intended to provide strong risk adjusted returns in all cycles, with emphasis on stable cash flows.
UBS Trumbull Property Fund is an open-end, diversified Core fund focusing on the four main property types, with a small exposure to hotels. UBS Trumbull Property Fund focuses on top markets for high-quality Core, institutional real estate assets.
Ventas Life Science and Healthcare Real Estate Fund is an open-ended investment vehicle formed by Ventas, Inc. to invest in high-quality healthcare properties, with a focus on the life science, medical office building, and seniors housing asset classes, in target markets primarily in the United States. The Fund’s primary objective is to generate attractive returns and cash flow with an emphasis on long-term capital growth through investment focused on the healthcare real estate sector.
Voya Commercial Mortgage Lending Fund is a perpetual life, open-ended, commercial mortgage debt fund. The Fund’s investment objective is to generate consistent current income with attractive risk-adjusted returns, while seeking to preserve capital through risk management of the portfolio of commercial mortgage loans and balance sheet management at the Fund level. The Fund will generally seek to achieve its investment objective by applying disciplined credit underwriting to identify and originate a diversified pool of commercial real estate loans located throughout the U.S., in primary, secondary and select tertiary markets.

APOLLO DIVERSIFIED REAL ESTATE FUND

Fund Sub-Advisers (Unaudited)

Aon Investments USA Inc.

Aon Investments USA Inc., an indirect wholly-owned subsidiary of Aon plc, provides ongoing research, opinions and recommendations to the portion of the Fund’s investment portfolio that is allocated to private, institutional real estate investment funds managed by institutional investment managers. Aon Investments had approximately $119.8 billion in assets under management in the U.S. as of June 30, 2023 and provides Apollo Real Estate Fund Adviser with the same level of research and due diligence as the nation’s top endowments, universities and pension funds.

CenterSquare Investment Management LLC

CenterSquare Investment Management LLC (“CenterSquare”) manages the portion of the Fund’s investment portfolio that is allocated to public real estate securities.

CenterSquare has been managing real estate securities portfolios since 1995, across multiple strategies and market cycles and had approximately $13 billion in real estate assets under management as of December 31, 2023.

APOLLO DIVERSIFIED REAL ESTATE FUND

Glossary

Alpha: A measure of risk-adjusted return implying how much a fund/manager outperformed its benchmark, given its risk profile.

Annualized Return: Calculated by annualizing cumulative return (i.e., adjusting it for a period of one year). Annualized return includes capital appreciation and assumes a reinvestment of dividends and distributions.

Basis Point (bps): A unit of measure used to describe the percentage change. One basis point is equivalent to 0.01% (1/100th of a percent) or 0.0001 in decimal form.

Beta: A measure of systematic risk (volatility), or the sensitivity of a fund to movements in a benchmark. A beta of 1 implies that you can expect the movement of a fund’s return series to match that of the benchmark used to measure beta. A value of less than 1 implies that the fund is less volatile than the index.

Bloomberg U.S. Aggregate Bond Index: An unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities.

Correlation: A statistical measure of how two securities move in relation to each other. A correlation ranges from -1 to 1. A positive correlation of 1 implies that as one security moves, either up or down, the other security will move in lockstep, in the same direction. A negative correlation of -1 indicates that the securities will move in the opposite direction. If the correlation is 0, the movements of the securities are said to have no correlation; they are completely random.

Cumulative Return: The compound return of an investment. It includes capital appreciation and assumes a reinvestment of dividends and distributions.

Gross Domestic Product (GDP): A comprehensive measure of U.S. economic activity. GDP measures the value of the final goods and services produced in the United States.

Net Asset Value (NAV): Represents a fund’s per-share price. NAV is calculated by dividing a fund’s total net assets by its number of shares outstanding.

NCREIF Fund Index – Open End Diversified Core Equity (NFI-ODCE or NCREIF ODCE Index): An index of investment returns reporting on both a historical and current basis the results of certain open-end commingled funds pursuing a core investment strategy. The NFI-ODCE Index is capitalization-weighted.

S&P 500 Index: An index based on market cap of the 500 largest companies having stock listed on the New York Stock Exchange (NYSE) or NASDAQ.

Sharpe Ratio: Measures risk-adjusted returns by calculating the excess return (above the risk-free rate) per unit of risk (standard deviation). The higher the ratio, the better the risk-adjusted returns. The average three-month U.S. Treasury T-bill auction was used as the risk-free rate in this material.

Standard Deviation: Measures the average deviations of a return series from its mean, and is often used as a measure of volatility/risk. A large standard deviation implies that there have been large swings in the return series of the manager.

APOLLO DIVERSIFIED REAL ESTATE FUND

Risk Disclosures and Other Important Information (Unaudited)

This material is neither an offer to sell nor a solicitation to purchase any security. Investors should carefully consider the investment objectives, risks, charges and expenses of Apollo Diversified Real Estate Fund (the “Fund”). This information and other important details about the Fund are contained in the prospectus, which can be obtained by visiting www.apollo.com. Please read the prospectus carefully before investing.

All Morningstar calculations and metrics are based on monthly data. CALCULATIONS AND METRICS REFLECT A LOAD-WAIVED, CLASS A SHARE (NASDAQ: GIREX). Investors of the load-waived class A share do not pay a front-end sales load/charge. The Fund offers multiple different classes of shares. An investment in any share class of the Fund represents an investment in the same assets of the Fund. However, the purchase restrictions, ongoing fees, expenses, and performance for each share class are different.

Past performance is not indicative of future results. Fund returns presented herein includes the reinvestment of distributions and is net of all Fund expenses, including management fees and general and administrative expenses, but excludes any applicable share class sales charge and fees paid by investors to their financial intermediary. Fund returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the deduction of such fees was reflected, the performance would be lower. Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. The ability of the Fund to achieve its investment objective depends, in part, on the ability of the Adviser to allocate effectively the assets of the Fund among the various securities and investments in which the Fund invests. There can be no assurance that the actual allocations will be effective in achieving the Fund’s investment objective or delivering positive returns. Current performance may be lower or higher than the performance quoted. The most recent performance is available at www.apollo.com or by calling 888.926.2688.

The Fund is a closed-end management investment company that is operated as an interval fund. The shares have no history of public trading, nor is it intended that the shares will be listed on a public exchange at this time. No secondary market is expected to develop for the Fund’s shares. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% and no more than 25% of the Fund’s shares outstanding at net asset value. There is no guarantee that an investor will be able to sell all the shares that the investor desires to sell in the repurchase offer. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Due to these restrictions, an investor should consider an investment in the Fund to be of limited liquidity. The Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Fund and should be viewed as a long-term investment. Investing in the Fund is speculative and involves a high degree of risk, including the risks associated with leverage and the risk of a substantial loss of investment. There is no guarantee that the investment strategies will work under all market conditions. You should carefully consider which class of shares to purchase.

The Fund’s inception date was June 30, 2014. Per the Fund’s prospectus dated February 1, 2024, the total annual expense ratio is 2.03% for Class A shares, 2.79% for Class C shares, 1.78% for Class I shares, 2.27% for Class L shares, and 2.53% for Class M shares. The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (including offering expenses, but excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), to the extent that they exceed 1.91% per annum of the Fund’s average daily net assets attributable to Class A shares, 2.66% per annum of the Fund’s average daily net assets attributable to Class C shares, 1.66% per annum of the Fund’s average daily net assets attributable to Class I shares, 2.16% per annum of the Fund’s average daily net assets attributable to Class L shares, and 2.41% per annum of the Fund’s average daily net assets attributable to Class M shares (the “Expense Limitation”). In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement will be made only for fees and expenses incurred not more than three years from the date in which they were incurred; and (2) the reimbursement may not be made if it would cause the lesser of the Expense Limitation in place at the time of waiver or at the time of reimbursement to be exceeded. The Expense Limitation Agreement will remain in effect, at least until May 31, 2025, unless and until the Board approves its modification or termination. This agreement may be terminated only by the Board on 60 days written notice to the Adviser. After May 31, 2025, the Expense Limitation Agreement may be renewed at the Adviser’s and Board’s discretion.

Investors in the Fund should understand that the net asset value (“NAV”) of the Fund will fluctuate, which may result in a loss of the principal amount invested. The Fund’s investments may be negatively affected by the broad investment environment and capital markets in which the Fund invests, including the real estate market, the debt market and/or the equity securities market. The value of the Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of the Fund’s shares to increase or decrease. The Fund is “diversified” under the Investment Company Act of 1940. Diversification does not eliminate the risk of experiencing investment losses. Holdings are subject to change without notice. The Fund is not intended to be a complete investment program.

The Fund will not invest in real estate directly, but, because the Fund will concentrate its investments in securities of REITs and other real estate industry issuers, its portfolio will be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio. The value of companies engaged in the real estate industry is affected by: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates and leverage. The value of securities of companies in the real estate industry may go through cycles of relative underperformance and outperformance in comparison to equity securities markets in general. By investing in the Fund, a shareholder will not be deemed to be an investor in any underlying fund and will not have the ability to exercise any rights attributable to an investor in any such underlying fund related to their investment. The Fund’s investment in Private Investment Funds will require it to bear a pro rata share of the vehicles’ expenses, including management and performance fees. Also, once an investment is made in a Private Investment Fund, neither the Adviser nor any Sub-Adviser will be able to exercise control over investment decisions made by the Private Investment Fund. The Fund may invest in securities of other investment companies, including ETFs. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests, in addition to the management fees (and other expenses) paid by the Fund.

APOLLO DIVERSIFIED REAL ESTATE FUND

The Fund is advised by Apollo Real Estate Fund Adviser, LLC (“AREFA”). AREFA is registered as an investment adviser with the SEC pursuant to the provisions of the 1940 Act, as amended. AREFA is an indirect majority- owned subsidiary of Apollo Global Management, Inc. The Fund’s private real estate funds allocation is sub-advised by Aon Investments USA Inc. (“Aon”), an Aon Company. Aon is registered as an investment adviser with the SEC pursuant to the provisions of the 1940 Act. The Fund’s public real estate securities allocation is sub-advised by CenterSquare Investment Management LLC (“CenterSquare”). CenterSquare is an investment adviser registered with the SEC pursuant to the provisions of the 1940 Act. Registration with the SEC does not constitute an endorsement by the SEC nor does it imply a certain level of skill or training.

This material may not be distributed, transmitted or otherwise communicated to others, in whole or in part, without the express written consent of Apollo Global Management, Inc. (together with its subsidiaries, “Apollo”).

This material has been distributed for informational purposes only and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product or be relied upon for any other purpose. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned herein. Information contained herein has been obtained from sources deemed to be reliable, but not guaranteed. Apollo Global Management, Inc. and its affiliates do not provide tax, legal or accounting advice. This material is not intended to provide, and should not be relied on for, tax, legal or accounting advice. You should consult your own tax, legal and accounting advisors before engaging in any transaction. This material represents views as of the date of this presentation and is subject to change without notice of any kind.

This material may contain certain forward-looking statements. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words. Because such statements include risks, uncertainties and contingencies, actual results may differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such forward-looking statements. As a result, investors should not rely on such forward-looking statements. These risks, uncertainties and contingencies include, but are not limited to: uncertainties relating to changes in general economic and real estate conditions; uncertainties relating to the implementation of our investment strategy; uncertainties relating to capital proceeds; and other risk factors as outlined in the Fund’s prospectus, statement of additional information, annual report and semi-annual report filed with the SEC.

During the six months ending March 31, 2024, the Fund paid distributions of $125,204,640 to its investors, consisting of distributions of $53,799,500 paid and $71,405,140 that was reinvested through the Fund’s distribution reinvestment program.

During the six months ending March 31, 2024, the Fund recorded dividends and distributions from the Fund’s underlying investments totaling $94,570,110, and realized gain on its investments totaling $12,533,919, and fees and expenses of $57,222,218.

The Fund’s distribution policy is to make quarterly distributions to shareholders. Shareholders should not assume that the source of a distribution from the Fund is net profit. A portion of the Fund’s distributions includes return of capital. Please refer to the Fund’s most recent Section 19(a) notice for an estimate of the composition of the Fund’s most recent distribution, available at www.apollo.com, and the Fund’s semi-annual or annual reports filed with the U.S. Securities and Exchange Commission (the “SEC”) and available on the Fund’s website for additional information regarding the composition of distributions. The Fund’s distributions may be affected by numerous factors, including but not limited to changes in Fund expenses including the amount of expenses waived by the Fund’s Adviser, investment performance, realized and projected market returns, fluctuations in market interest rates, and other factors. There is no assurance that the Fund’s distribution rate will be sustainable in the future nor are distributions guaranteed. There is no assurance that the Fund’s distribution rate will be sustainable in the future nor are distributions guaranteed.

The following chart presents the quarterly changes to the NAV, total return, and cumulative total return for load-waived Class A shares since inception.1

APOLLO DIVERSIFIED REAL ESTATE FUND

Period Ending	NAV Return	Total Return	Cumulative Total Return
6/30/14	N/A	N/A	N/A
9/30/14	0.44%	1.65%	1.65%
12/31/14	2.11%	3.40%	5.10%
3/31/15	0.98%	2.28%	7.50%
6/30/15	-1.24%	0.06%	7.56%
9/30/15	1.13%	2.47%	10.21%
12/31/15	1.01%	2.34%	12.79%
3/31/16	1.00%	2.33%	15.42%
6/30/16	0.95%	2.28%	18.05%
9/30/16	-0.04%	1.28%	19.57%
12/31/16	-0.26%	1.05%	20.83%
3/31/17	-0.15%	1.17%	22.24%
6/30/17	0.26%	1.59%	24.18%
9/30/17	0.00%	1.32%	25.83%
12/31/17	0.90%	2.23%	28.64%
3/31/18	-0.97%	0.34%	29.08%
6/30/18	1.24%	2.58%	32.41%
9/30/18	0.11%	1.43%	34.31%
12/31/18	-1.04%	0.27%	34.67%
3/31/19	2.10%	3.45%	39.33%
6/30/19	0.15%	1.47%	41.38%
9/30/19	0.40%	1.73%	43.82%
12/31/19	-0.11%	1.21%	45.56%
3/31/20	-6.70%	-5.46%	37.61%
6/30/20	-2.63%	-1.34%	35.77%
9/30/20	0.00%	1.33%	37.57%
12/31/20	1.41%	2.76%	41.37%
3/31/21	2.07%	3.42%	46.20%
6/30/21	3.66%	5.04%	53.56%
9/30/21	3.15%	4.52%	60.51%
12/31/21	7.21%	8.62%	74.35%
3/31/22	2.85%	4.21%	81.69%
6/30/22	-0.92%	0.38%	82.39%
9/30/22	-3.80%	-2.53%	77.78%
12/31/22	-3.26%	-1.97%	74.28%
3/31/23	-2.36%	-1.06%	72.43%
6/30/23	-2.71%	-1.43%	69.97%
9/30/23	-4.82%	-3.57%	63.91%
12/31/23	1.47%	2.82%	68.52%
3/31/24	-3.59%	-2.32%	64.62%

APOLLO DIVERSIFIED REAL ESTATE FUND

Endnotes

1.

Past performance is not indicative of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Investing involves risk, including loss of principal. Performance source: Morningstar Direct. Performance includes reinvestment of distributions and reflects management fees and other expenses. The Fund return does not reflect the deduction of all fees, including any applicable Fund share class sales load, third-party brokerage commissions or third-party investment advisory fees paid by investors to a financial intermediary for brokerage services. If the deduction of such fees was reflected, the performance would be lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance quoted. The most recent performance is available at www.apollo.com or by calling 888.926.2688. As of 3/31/24, the Fund’s load-waived, Class A share had a one-year return of -4.53% and a five-year annualized return of 3.39%, the S&P 500 Index had a one-year return of 29.88% and a five-year annualized return of 15.05%, and the Bloomberg U.S. Aggregate Bond Index had a one-year return of 1.70% and a five-year annualized return of 0.36%. As of 3/31/24, the Fund’s Class A share with load (adjusted for initial maximum sales charge of 5.75%) had a one-year return of -10.01%, and a five-year annualized return of 2.18%. Alpha and beta calculation benchmark: S&P 500. Assets and securities contained within indices are different than the assets and securities contained in Apollo Diversified Real Estate Fund and will therefore have different risk and reward profiles. An investment cannot be made in an index, which is unmanaged and has returns that do not reflect any trading, management or other costs. There are limitations when comparing the Apollo Diversified Real Estate Fund to indices. Many open-end funds which track these indices offer daily liquidity, while closed-end interval funds offer liquidity on a periodic basis. Deteriorating general market conditions will reduce the value of stock securities. Fixed income risks include interest-rate and credit risk, bond values fluctuate in price so the value of your investment can go down depending on market conditions. Real estate securities and debt obligations may decline because of adverse developments affecting the real estate industry and real property values.

2.	Fund holdings as of April 1, 2024. Fund size based on Gross Asset Value (GAV). Occupancy calculation is based on the Fund’s allocation to private real estate equity funds. Occupancy is the rate of which underlying properties are occupied, typically through leases. Leverage is the utilization of borrowings by the Fund’s underlying private real estate equity funds and does not represent the Fund’s direct use of leverage. The use of leverage increases investment risk and the potential for increased loss and could adversely affect market value of the Fund’s underlying private investment funds in periods of rising interest rates. Fund holdings are subject to change without notice. Diversification does not eliminate the risk of experiencing investment losses. The Fund is not intended to be a complete investment program.

3.	Bureau of Economic Analysis; U.S. Department of Commerce; Bloomberg.

4.	Federal Reserve.

5.	CBRE Econometric Advisors.

6.	CBRE Research.

7.	RealPage Market Analytics.

8.	Apollo Analysts, NCREIF Fund Index - Open End Diversified Core Equity Index (NFI-ODCE Index). The Fund’s private real estate portfolio is comprised of both private real estate equity and private real estate debt investments. The NFI-ODCE Index is a capitalization weighted index of investment returns reporting on both a historical and current basis the results of certain open-end commingled funds pursuing a core investment strategy. As of December 31, 2023, the Fund’s private real estate portfolio had a trailing one-year return of -8.23% and the NFI-ODCE Index had a trailing one-year return of -12.73%.

9.	CenterSquare Investment Management LLC. As of May 5, 2023. Average of returns beginning 3/31/1995, 6/30/2000, 6/30/2006, and 12/31/2018. Public Equities are represented by the S&P 500 Index. Public REITs are represented by the FTSE Nareit All Equity REITs Index. “Fed tightening” refers to periods when the Fed increases the federal funds target rate.

10.	Represents the Fund’s direct holdings in private funds in which the underlying holdings of each respective private fund generally consist of real estate-related interests that are not publicly traded. Holdings and allocations are subject to change without notice.

11.	Formerly known as CA Student Living Income and Growth Fund.

12.	Formerly known as USAA U.S. Government Building Fund.

13.	Formerly known as TCM CRE Credit Fund.

14.	Represents (i) the Fund’s direct holdings in publicly traded, real estate-related securities; (ii) the Fund’s holdings in private funds and registered investment companies in which the underlying holdings are generally publicly traded; and (iii) cash and short-term investments. Holdings and allocations are subject to change without notice.

15.	Metrics express the Fund’s portfolio allocated to private funds in which the underlying holdings of such private funds generally consist of real estate-related interests that are not publicly traded as of April 1, 2024. Underlying data and statistics of the Fund’s private real estate exposure generally as of December 31, 2023, however, in limited circumstances, data for certain private funds is as of the most recent quarter end. Holdings are subject to change without notice. Diversification does not eliminate the risk of experiencing investment losses.

16.	Calculations based on the Fund’s allocation to private real estate equity funds as of April 1, 2024. Occupancy is the rate of which underlying properties are occupied, typically through leases. Leverage is the utilization of borrowings by the Fund’s underlying private real estate equity funds and does not represent the Fund’s direct use of leverage. The use of leverage increases investment risk and the potential for increased loss and could adversely affect market value of the Fund’s underlying private investment funds in periods of rising interest rates.

Apollo Diversified Real Estate Fund	Portfolio Update
March 31, 2024 (Unaudited)

Performance (for the periods ended March 31, 2024)

	6 Month	1 Year	3 Year	5 Year	Since Inception	Inception Date
Apollo Diversified Real Estate Fund – A – With Load*	-5.09%	-8.74%	2.27%	2.40%	4.72%	6/30/14
Apollo Diversified Real Estate Fund – A – Without Load	0.69%	-3.17%	4.30%	3.63%	5.36%	6/30/14
Apollo Diversified Real Estate Fund – C – With Load**	-0.73%	-4.92%	3.51%	2.84%	4.10%	8/7/15
Apollo Diversified Real Estate Fund – C – Without Load	0.27%	-3.92%	3.51%	2.84%	4.10%	8/7/15
Apollo Diversified Real Estate Fund – I – NAV	0.81%	-2.93%	4.55%	3.88%	5.14%	8/7/15
Apollo Diversified Real Estate Fund – M – NAV	0.42%	-3.64%	3.78%	3.11%	4.14%	11/16/16
Apollo Diversified Real Estate Fund – L – With Load***	-3.72%	-7.51%	2.55%	2.48%	3.59%	4/24/17
Apollo Diversified Real Estate Fund – L – Without Load	0.54%	-3.40%	4.04%	3.38%	4.24%	4/24/17
S&P 500® Total Return Index	23.48%	29.88%	11.49%	15.05%	12.72%	6/30/14
Bloomberg U.S. Aggregate Bond Index	5.99%	1.70%	-2.46%	0.36%	1.37%	6/30/14

*	Adjusted for initial maximum sales charge of 5.75%.

**	Adjusted for contingent deferred sales charge of 1.00%.

***	Adjusted for initial maximum sales charge of 4.25%.

The S&P 500® Total Return Index is an unmanaged index of 500 common stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes.

The Bloomberg U.S. Aggregate Bond Index measures the performance of the U.S. investment grade bond market. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes.

Past performance is not indicative of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Investing involves risk, including loss of principal. Fund returns greater than one year are annualized. Fund performance includes reinvestment of distributions and reflects management fees and other expenses. The Fund return does not reflect the deduction of all fees, including third-party brokerage commissions or third-party investment advisory fees paid by investors to a financial intermediary for brokerage services. If the deduction of such fees was reflected, the performance would be lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance quoted. The most recent performance is available at www.apollodiversifiedrealestatefund.com or by calling 888.926.2688. An investment cannot be made in an index, which is unmanaged and has returns that do not reflect any trading, management or other costs. Index performance does not represent actual Fund or portfolio performance, nor does it represent actual performance of the Fund’s Adviser or sub-advisers.

Class A shares are offered subject to a maximum sales charge of 5.75% of the offering price. Class L shares are offered subject to a maximum sales charge of 4.25% of the offering price. Class C, Class I and Class M shares are offered at net asset value. Class C shares may be subject to a 1.00% contingent deferred sales charge on shares redeemed during the first 365 days after their purchase. The Fund’s investment adviser has contractually agreed to waive its fees and to pay or absorb the ordinary annual operating expenses of the Fund (including offering expenses, but excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), to the extent that they exceed 1.91%, 2.66%, 1.66%, 2.41% and 2.16% per annum of the Fund’s average daily net assets attributable to Class A, Class C, Class I, Class M and Class L shares, respectively. The Expense Limitation Agreement will remain in effect for Class A, Class C, Class I, Class L and Class M shares, at least until May 31, 2025, unless and until the Fund's Board of Trustees (the "Board”) approves its modification or termination. Please review the Fund’s Prospectus for more details regarding the Fund’s fees and expenses.

16	1.888.926.2688 | www.apollo.com

Apollo Diversified Real Estate Fund	Portfolio Update
March 31, 2024 (Unaudited)

Performance of $10,000 Initial Investment (as of March 31, 2024)

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance is not indicative of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Investing involves risk, including loss of principal. Fund performance includes reinvestment of distributions and reflects management fees and other expenses. The Fund return does not reflect the deduction of all fees, including third-party brokerage commissions or third-party investment advisory fees paid by investors to a financial intermediary for brokerage services. If the deduction of such fees was reflected, the performance would be lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The most recent performance is available at www.apollodiversifiedrealestatefund.com or by calling 888.926.2688. An investment cannot be made in an index, which is unmanaged and has returns that do not reflect any trading, management or other costs. Index performance does not represent actual Fund or portfolio performance, nor does it represent actual performance of the Fund’s Adviser or sub-advisers.

Sector Allocation (as a % of Net Assets)

Private Investment Funds	69.09%
Publicly Traded Securities	36.24%
Preferred Stocks	2.46%
Short Term Investment	0.09%
Liabilities in Excess of Other Assets	-7.88%
Total	100.00%

Semi-Annual Report | March 31, 2024	17

Apollo Diversified Real Estate Fund	Schedule of Investments
March 31, 2024 (Unaudited)

Description	Shares	Value (Note 2)
REAL ESTATE INVESTMENT TRUSTS (105.33%)(a)

Private Investment Funds (69.09%)*
Affinius U.S. Government Building Fund	N/A	$40,060,299
Ares Real Estate Enhanced Income Fund, L.P.	N/A	60,675,675
Article Student Living Income and Growth L.P.(b)	85,518	105,087,331
BGO Diversified US Property Fund, L.P.	5,026	12,236,858
Brookfield Senior Mezzanine Real Estate Finance Fund	108,234	80,532,488
CBRE U.S. Core Partners, L.P.	109,560,077	175,999,775
CBRE U.S. Credit Partners, L.P.	118,171	120,929,719
CBRE U.S. Logistics Partners, L.P.	187,588,371	241,426,724
Clarion Gables Multifamily Trust, L.P.	90,294	126,475,016
Clarion Lion Industrial Trust, L.P.	50,578	192,395,465
Clarion Lion Properties Fund, L.P.	133,638	202,732,211
Cortland Growth and Income Fund, L.P.	221,940	261,417,854
CrossHarbor Strategic Debt Fund, L.P.	N/A	37,778,827
Dream U.S. Industrial Fund, L.P.	88,559	145,354,414
GWL U.S. Property Fund, L.P.	N/A	31,789,263
Heitman America Real Estate Trust, L.P.	11,138	13,955,232
Heitman Core Real Estate Debt Income Trust	59,428	50,224,501
JPM U.S. Real Estate Mezzanine Debt Fund, L.P.	682,808	67,836,285
Manulife U.S. Real Estate Fund, L.P.	44,670	60,117,095
Morgan Stanley Prime Property Fund	9,530	188,408,617
Oaktree Real Estate Income Fund, L.P.	N/A	159,046,453
Principal Real Estate Liquid Debt Fund, L.P.	2,176,607	48,635,029
PRISA, L.P.	14,620	29,127,451
Prologis Targeted U.S. Logistics Fund, L.P.	17,775	48,522,059
Sentinel Real Estate Fund, L.P.	436	46,790,195
Stockbridge Smart Markets Fund, L.P.	34,972	60,343,074
TA Realty Core Property Fund, L.P.	98,265	127,093,622
TA Realty Logistics Fund, L.P.	145,426	151,231,039
Third Point Private CRE Credit Fund L.P.	118,517	113,235,711
UBS Trumbull Property Fund	1,152	10,296,814
Ventas Life Science and Healthcare Real Estate Fund	153,730	172,226,987
Voya Commercial Mortgage Lending Fund, L.P.	N/A	21,387,338
TOTAL PRIVATE INVESTMENT FUNDS

(Cost $2,853,631,269)		3,203,369,421

Publicly Traded Securities (36.24%)
Agree Realty Corp.	641,379	36,635,568
Alexandria Real Estate Equities, Inc.	140,010	18,048,689
American Healthcare REIT, Inc.	812,350	11,982,162
American Tower Corp.	42,880	8,472,659
Americold Realty Trust, Inc.	365,520	9,108,758
AvalonBay Communities, Inc.	132,590	24,603,400
Boston Properties, Inc.	315,100	20,579,181
Brixmor Property Group, Inc.	1,651,680	38,731,896
Broadstone Net Lease, Inc., Class A	553,680	8,676,166
Camden Property Trust	363,208	35,739,667
CareTrust REIT, Inc.	506,230	12,336,825
Cousins Properties, Inc.	890,290	21,402,572
DiamondRock Hospitality Co.	1,493,450	14,352,054
Digital Realty Trust, Inc.	467,800	67,381,912

18	1.888.926.2688 | www.apollo.com

Apollo Diversified Real Estate Fund	Schedule of Investments
March 31, 2024 (Unaudited)

Description	Shares	Value (Note 2)
Publicly Traded Securities (continued)
Douglas Emmett, Inc.	899,280	$12,473,014
Elme Communities	283,909	3,952,013
Equinix, Inc.	172,925	142,720,190
Equity Residential	854,310	53,915,504
Extra Space Storage, Inc.	479,750	70,523,250
First Industrial Realty Trust, Inc.	778,830	40,919,728
Healthpeak Properties, Inc.	2,295,530	43,041,188
Host Hotels & Resorts, Inc.	1,594,330	32,970,744
Independence Realty Trust, Inc.	373,764	6,028,813
Invitation Homes, Inc.	1,468,560	52,295,422
Iron Mountain, Inc.	294,250	23,601,793
Kilroy Realty Corp.	456,110	16,616,087
Kimco Realty Corp.	2,424,280	47,540,131
Lamar Advertising Co., Class A	99,710	11,906,371
Medical Properties Trust, Inc.	1,960,304	9,213,429
National Retail Properties, Inc.	557,150	23,812,591
Omega Healthcare Investors, Inc.	816,740	25,866,156
Outfront Media, Inc.	103,490	1,737,597
Paramount Group, Inc.	568,090	2,664,342
Prologis, Inc.	1,224,599	159,467,282
Public Storage	233,590	67,755,115
Realty Income Corp.	1,471,490	79,607,609
Retail Opportunity Investments Corp.	1,617,040	20,730,453
Rexford Industrial Realty, Inc.	647,900	32,589,370
Simon Property Group, Inc.	376,940	58,987,341
Sun Communities, Inc.	396,443	50,974,641
UDR, Inc.	1,469,040	54,956,786
Urban Edge Properties	562,137	9,708,106
Ventas, Inc.	1,308,990	56,993,425
VICI Properties, Inc.	1,302,240	38,793,730
Welltower, Inc.	944,170	88,223,245
Xenia Hotels & Resorts, Inc.	761,870	11,435,669
TOTAL PUBLICLY TRADED SECURITIES

(Cost $1,547,365,787)		1,680,072,644

TOTAL REAL ESTATE INVESTMENT TRUSTS

(Cost $4,400,997,056)		4,883,442,065

Description	Coupon Rate	Shares	Value (Note 2)
PREFERRED STOCKS (2.46%)(c)

Agree Realty Corp., Series A	4.25%	125,000	2,217,500
American Homes 4 Rent, Series G	5.88%	52,046	1,196,538
American Homes 4 Rent, Series H	6.25%	252,750	6,144,352
Chatham Lodging Trust, Series A	6.63%	55,000	1,198,450
DiamondRock Hospitality Co., Series A	8.25%	183,000	4,609,770
Digital Realty Trust, Inc., Series J	5.25%	77,000	1,697,850
Digital Realty Trust, Inc., Series K	5.85%	241,500	5,694,570
Digital Realty Trust, Inc., Series L	5.20%	68,500	1,501,520
DigitalBridge Group, Inc., Series I	7.15%	151,000	3,515,280

Semi-Annual Report | March 31, 2024	19

Apollo Diversified Real Estate Fund	Schedule of Investments
March 31, 2024 (Unaudited)

Description	Coupon Rate	Shares	Value (Note 2)
PREFERRED STOCKS (continued)
DigitalBridge Group, Inc., Series J	7.13%	52,250	$1,225,785
EPR Properties, Series G	5.75%	161,252	3,070,238
Federal Realty Investment Trust, Series C	5.00%	171,085	3,755,316
Hudson Pacific Properties, Inc., Series C	4.75%	226,500	3,130,230
Kimco Realty Corp., Series L	5.13%	43,000	983,840
Kimco Realty Corp., Series M	5.25%	189,000	4,328,100
National Storage Affiliates Trust, Series A	6.00%	236,240	5,414,621
Pebblebrook Hotel Trust, Series E	6.38%	170,030	3,519,621
Pebblebrook Hotel Trust, Series F	6.30%	48,799	995,500
Pebblebrook Hotel Trust, Series G	6.38%	135,384	2,790,264
Pebblebrook Hotel Trust, Series H	5.70%	89,000	1,673,200
Public Storage, Series F	5.15%	49,000	1,178,940
Public Storage, Series G	5.05%	23,500	573,870
Public Storage, Series H	5.60%	144,500	3,546,030
Public Storage, Series I	4.88%	12,750	290,445
Public Storage, Series J	4.70%	27,000	580,230
Public Storage, Series L	4.63%	165,000	3,529,350
Public Storage, Series S	4.10%	31,000	585,590
Realty Income Corp., Series A	6.00%	252,677	6,248,702
Regency Centers Corp., Series A	6.25%	129,725	3,136,751
Regency Centers Corp., Series B	5.88%	23,475	550,723
Rexford Industrial Realty, Inc., Series B	5.88%	155,000	3,468,900
Rexford Industrial Realty, Inc., Series C	5.63%	117,500	2,535,650
Saul Centers, Inc., Series D	6.13%	132,000	2,959,440
Saul Centers, Inc., Series E	6.00%	78,746	1,682,014
SITE Centers Corp., Series A	6.38%	231,910	5,229,570
SL Green Realty Corp., Series I	6.50%	114,000	2,593,500
Summit Hotel Properties, Inc., Series E	6.25%	155,500	3,198,635
Summit Hotel Properties, Inc., Series F	5.88%	41,196	806,206
Sunstone Hotel Investors, Inc., Series H	6.13%	200,000	4,242,000
Sunstone Hotel Investors, Inc., Series I	5.70%	110,431	2,193,160
Vornado Realty Trust, Series L	5.40%	153,500	2,307,105
Vornado Realty Trust, Series M	5.25%	76,900	1,176,570
Vornado Realty Trust, Series N	5.25%	95,500	1,440,140
Vornado Realty Trust, Series O	4.45%	120,000	1,526,400

TOTAL PREFERRED STOCKS

(Cost $125,123,998)			114,242,466

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENT (0.09%)
MSILF Treasury Portfolio	5.09%	4,036,116	4,036,116

TOTAL SHORT TERM INVESTMENT
(Cost $4,036,116)			4,036,116

TOTAL INVESTMENTS (107.88%)
(Cost 4,530,157,170)			5,001,720,647

Liabilities in Excess of Other Assets (-7.88%)			(365,382,259)
NET ASSETS (100.00%)			$4,636,338,388

20	1.888.926.2688 | www.apollo.com

Apollo Diversified Real Estate Fund	Schedule of Investments
March 31, 2024 (Unaudited)

(a)	A portion of these securities are held as collateral for the outstanding Lines of Credit.

(b)	Effective March 1, 2024, CA Student Living Income and Growth Fund changed its name to Article Student Living Income and Growth L.P.

(c)	These securities have no contractual maturity date, are not redeemable and contractually pay an indefinite stream of dividends.

Common Abbreviations:
Co.	-	Company
Corp.	-	Corporation
Inc.	-	Incorporated
LLC	-	Limited Liability Company
L.P.	-	Limited Partnership
REIT	-	Real Estate Investment Trust

*	Additional Information on Investments in Private Investment Funds:

Value	Fund Name	Redemption Frequency	Redemption Notice (Days)	Unfunded Commitment as of March 31, 2024
$40,060,299	Affinius U.S. Government Building Fund	Quarterly	60	$0
60,675,675	Ares Real Estate Enhanced Income Fund, L.P.	Quarterly	90	0
105,087,331	Article Student Living Income and Growth L.P.	Quarterly	90	0
12,236,858	BGO Diversified US Property Fund, L.P.	Quarterly	45	0
80,532,488	Brookfield Senior Mezzanine Real Estate Finance Fund	Quarterly	90	0
175,999,775	CBRE U.S. Core Partners, L.P.	Quarterly	60	0
120,929,719	CBRE U.S. Credit Partners, L.P.	Quarterly	60	0
241,426,724	CBRE U.S. Logistics Partners, L.P.	Quarterly	90	0
126,475,016	Clarion Gables Multifamily Trust, L.P.	Quarterly	90	0
192,395,465	Clarion Lion Industrial Trust, L.P.	Quarterly	90	0
202,732,211	Clarion Lion Properties Fund, L.P.	Quarterly	90	0
261,417,854	Cortland Growth and Income Fund, L.P.	Quarterly	90	0
37,778,827	CrossHarbor Strategic Debt Fund, L.P.	Quarterly	90	0
145,354,414	Dream U.S. Industrial Fund, L.P.	Quarterly	90	35,000,000
31,789,263	GWL U.S. Property Fund, L.P.	Quarterly	90	0
13,955,232	Heitman America Real Estate Trust, L.P.	Quarterly	90	0
50,224,501	Heitman Core Real Estate Debt Income Trust	Quarterly	90	0
67,836,285	JPM U.S. Real Estate Mezzanine Debt Fund, L.P.	Quarterly	60	0
60,117,095	Manulife U.S. Real Estate Fund, L.P.	Quarterly	60	0
188,408,617	Morgan Stanley Prime Property Fund	Quarterly	90	0
159,046,453	Oaktree Real Estate Income Fund, L.P.	Quarterly	90	0
48,635,029	Principal Real Estate Liquid Debt Fund, L.P.	Monthly	10	0
29,127,451	PRISA, L.P.	Quarterly	90	0
48,522,059	Prologis Targeted U.S. Logistics Fund, L.P.	Quarterly	90	0
46,790,195	Sentinel Real Estate Fund, L.P.	Quarterly	N/A**	0
60,343,074	Stockbridge Smart Markets Fund, L.P.	Quarterly	45	0
127,093,622	TA Realty Core Property Fund, L.P.	Quarterly	45	0
151,231,039	TA Realty Logistics Fund, L.P.	Quarterly	45	0
113,235,711	Third Point Private CRE Credit Fund L.P.	Quarterly	90	0
10,296,814	UBS Trumbull Property Fund	Quarterly	60	0
172,226,987	Ventas Life Science and Healthcare Real Estate Fund	Quarterly	90	50,000,000
21,387,338	Voya Commercial Mortgage Lending Fund, L.P.	Quarterly	90	0
$3,203,369,421				$85,000,000

**	Written notice required for redemption, no minimum timeline required.

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2024	21

Apollo Diversified Real Estate Fund	Statement of Assets and Liabilities

March 31, 2024 (Unaudited)

ASSETS
Investments, at fair value (Cost $4,530,157,170)	$5,001,720,647
Cash	11,988,185
Dividend receivable	25,914,240
Receivable for shares sold	2,082,118
Receivable for investments sold	1,457,644
Prepaid expenses and other assets	328,626
Interest receivable	48,855
Total Assets	5,043,540,315
LIABILITIES
Payable for lines of credit (Note 6)	395,900,000
Payable for investment advisory fees (Note 3)	5,838,772
Payable for lines of credit interest expense (Note 6)	2,038,620
Payable for investments purchased	1,337,008
Payable for distribution fees (Note 3)	953,938
Payable for printing fees	552,328
Payable for shareholder servicing fees (Note 3)	227,978
Payable for administration fees (Note 3)	128,177
Payable for legal fees	104,687
Payable for custody fees	70,186
Payable for shares redeemed	29,766
Payable for audit and tax fees	20,181
Accrued expenses and other liabilities	286
Total Liabilities	407,201,927
NET ASSETS	$4,636,338,388
NET ASSETS CONSIST OF
Paid-in capital	$3,889,463,485
Total distributable earnings	746,874,903
NET ASSETS	$4,636,338,388
PRICING OF SHARES
Class A:
Net asset value	$24.96
Net assets	$579,328,914
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	23,214,641
Maximum offering price per share ((NAV/0.9425), based on maximum sales charge of 5.75% of the offering price)	$26.48
Class C:
Net asset value and maximum offering price	$23.40
Net assets	$424,136,481
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	18,124,826
Class I:
Net asset value and maximum offering price	$25.51
Net assets	$2,491,779,720
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	97,694,495
Class M:
Net asset value and maximum offering price	$24.07
Net assets	$1,060,769,672
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	44,072,707
Class L:
Net asset value	$24.57
Net assets	$80,323,601
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	3,268,774
Maximum offering price per share ((NAV/0.9575), based on maximum sales charge of 4.25% of the offering price)	$25.66

See Notes to Financial Statements.

22	1.888.926.2688 | www.apollo.com

Apollo Diversified Real Estate Fund	Statement of Operations

For the Six Months Ended March 31, 2024 (Unaudited)
INVESTMENT INCOME
Dividend Income (Note 2)	$94,210,844
Interest income	359,266
Total Investment Income	94,570,110

EXPENSES
Investment advisory fees (Note 3)	36,099,904
Administration fees (Note 3)	744,043
Transfer agency fees (Note 3)	1,318,984
Shareholder servicing fees (Note 3)
Class A	742,718
Class C	556,241
Class L	98,174
Distribution fees (Note 3)
Class C	1,668,721
Class M	4,092,234
Class L	98,174
Lines of Credit interest expense (Note 6)	10,020,900
Reports to shareholders and printing fees	667,780
Legal fees	348,824
Insurance fees	251,665
Compliance fees (Note 3)	133,884
Custody fees	122,966
Trustees' fees (Note 3)	95,767
State registration fees	78,413
Audit and tax fees	20,182
Other expenses	62,644
Total Expenses	57,222,218
Net Investment Income	37,347,892
Net realized gain on investments	12,533,919
Net change in unrealized depreciation on investments	(21,386,912)
NET REALIZED GAIN AND UNREALIZED LOSS ON INVESTMENTS	(8,852,993)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$28,494,899

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2024	23

Apollo Diversified Real Estate Fund	Statements of Changes in Net Assets

	For the Six Months Ended March 31, 2024 (Unaudited)	For the Year Ended September 30, 2023
OPERATIONS:
Net investment income	$37,347,892	$94,371,154
Net realized gain/(loss) on investments	12,533,919	(24,149,515)
Net change in unrealized depreciation on investments	(21,386,912)	(480,829,440)
Net Increase/(Decrease) in Net Assets Resulting from Operations	28,494,899	(410,607,801)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From distributable earnings	(1,948,197)	–
From return of capital	(13,854,239)	(36,617,515)
Class C		–
From distributable earnings	(1,418,252)
From return of capital	(10,136,946)	(27,055,991)
Class I
From distributable earnings	(8,183,729)	–
From return of capital	(58,893,040)	(153,698,721)
Class M
From distributable earnings	(3,487,856)	–
From return of capital	(25,105,979)	(66,719,886)
Class L
From distributable earnings	(266,502)	–
From return of capital	(1,909,900)	(4,906,005)
Total Distributions to Shareholders	(125,204,640)	(288,998,118)
BENEFICIAL INTEREST TRANSACTIONS:
Class A
Shares sold	6,910,618	48,601,011
Distributions reinvested	9,011,079	20,950,645
Shares redeemed	(62,475,716)	(89,765,757)
Exchanged out	(2,359,604)	(7,317,931)
Class C
Shares sold	2,771,591	19,891,809
Distributions reinvested	6,599,908	15,632,823
Shares redeemed	(34,808,228)	(56,259,544)
Exchanged out	(9,094,991)	(13,382,557)
Class I
Shares sold	113,570,829	450,609,596
Distributions reinvested	33,325,657	81,976,660
Shares redeemed	(313,094,397)	(628,455,234)
Exchanged in	12,391,159	26,754,816
Class M
Shares sold	6,435,936	25,311,528
Distributions reinvested	21,068,619	50,345,991
Shares redeemed	(83,170,678)	(192,504,523)
Exchanged out	–	(5,728,356)
Class L
Shares sold	521,231	5,445,675
Distributions reinvested	1,399,877	3,208,791
Shares redeemed	(5,049,090)	(10,815,589)
Exchanged out	(936,564)	(325,972)
Net Decrease in Net Assets Derived from Beneficial Interest Transactions	(296,982,764)	(255,826,118)
Net decrease in net assets	(393,692,505)	(955,432,037)

See Notes to Financial Statements.

24	1.888.926.2688 | www.apollo.com

Apollo Diversified Real Estate Fund	Statements of Changes in Net Assets

	For the Six Months Ended March 31, 2024 (Unaudited)	For the Year Ended September 30, 2023
NET ASSETS:
Beginning of period	5,030,030,893	5,985,462,930
End of period	$4,636,338,388	$5,030,030,893
Other Information
BENEFICIAL INTEREST TRANSACTIONS:
Class A
Beginning shares	25,153,197	26,141,537
Shares sold	273,485	1,738,247
Distributions reinvested	356,497	776,054
Shares redeemed	(2,476,269)	(3,238,015)
Shares transferred out	(92,269)	(264,626)
Net decrease in shares outstanding	(1,938,556)	(988,340)
Ending shares	23,214,641	25,153,197
Class C
Beginning shares	19,582,835	20,867,730
Shares sold	116,387	750,253
Distributions reinvested	278,079	613,028
Shares redeemed	(1,467,910)	(2,150,679)
Shares transferred out	(384,565)	(497,497)
Net decrease in shares outstanding	(1,458,009)	(1,284,895)
Ending shares	18,124,826	19,582,835
Class I
Beginning shares	103,672,874	106,105,048
Shares sold	4,394,322	15,903,550
Distributions reinvested	1,290,277	2,976,650
Shares redeemed	(12,143,470)	(22,243,476)
Shares transferred in	480,492	931,102
Net decrease in shares outstanding	(5,978,379)	(2,432,174)
Ending shares	97,694,495	103,672,874
Class M
Beginning shares	46,358,337	50,907,845
Shares sold	262,183	934,225
Distributions reinvested	863,601	1,923,638
Shares redeemed	(3,411,414)	(7,199,616)
Shares transferred out	–	(207,755)
Net decrease in shares outstanding	(2,285,630)	(4,549,508)
Ending shares	44,072,707	46,358,337
Class L
Beginning shares	3,432,235	3,522,234
Shares sold	20,929	195,170
Distributions reinvested	56,221	120,416
Shares redeemed	(203,150)	(393,695)
Shares transferred out	(37,461)	(11,890)
Net decrease in shares outstanding	(163,461)	(89,999)
Ending shares	3,268,774	3,432,235

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2024	25

Apollo Diversified Real Estate Fund	Statement of Cash Flows

For the Six Months Ended March 31, 2024 (Unaudited)
Operating Activities:
Net increase in net assets resulting from operations	$28,494,899
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchase of investments	(393,324,837)
Proceeds from sale of investments	602,214,071
Net purchases of short-term investments	1,004,850
Net realized gain on investments	(12,533,919)
Net change in unrealized depreciation on investments	21,386,912
Change in operating assets and liabilities:
Dividend receivables	1,327,957
Interest receivables	683,558
Prepaid expenses and other assets	240,520
Payable for investment advisory fees	(447,378)
Payable for distribution fees	(80,402)
Payable for shareholder servicing fees	(29,626)
Payable for lines of credit interest expense	894,746
Payable for administration fees	(141,991)
Payable for trustees' fees	(3,659)
Payable for legal fees	(53,784)
Payable for audit and tax fees	(8,319)
Payable for custody fees	30,301
Payable for printing fees	130,748
Accrued expenses and other liabilities	(20,719)
Net cash provided by operating activities	249,763,928

Financing Activities:
Net cash borrowed on lines of credit	184,150,000
Proceeds from shares sold	129,755,232
Payment of shares redeemed	(498,641,397)
Distributions paid to shareholders	(53,799,500)
Net cash used in financing activities	(238,535,665)

Cash and cash equivalents, beginning of period	$759,922
Cash and cash equivalents, end of period	$11,988,185

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Non-cash financing activities not included herein consist of reinvestment of distributions of:	$71,405,140
Cash paid during the period for interest from bank borrowing:	$9,126,154

See Notes to Financial Statements.

26	1.888.926.2688 | www.apollo.com

Apollo Diversified Real Estate Fund – Class A	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

	For the Six Months Ended March 31, 2024 (Unaudited)		For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
Net asset value, beginning of period	$25.45		$28.93	$27.67	$24.93	$27.36	$26.94

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.20		0.48	0.35	0.39	0.38	0.39
Net realized and unrealized gain/(loss)	(0.02)		(2.53)	2.47	3.74	(1.46)	1.46
Total from investment operations	0.18		(2.05)	2.82	4.13	(1.08)	1.85

DISTRIBUTIONS:
From net investment income	(0.08)		–	(0.04)	(0.15)	(0.36)	–
From net realized gain on investments	–		–	(0.39)	(0.19)	–	(0.54)
Return of capital	(0.59)		(1.43)	(1.13)	(1.05)	(0.99)	(0.89)
Total distributions(b)(c)	(0.67)		(1.43)	(1.56)	(1.39)	(1.35)	(1.43)

Net increase/(decrease) in net asset value	(0.49)		(3.48)	1.26	2.74	(2.43)	0.42
Net asset value, end of period	$24.96		$25.45	$28.93	$27.67	$24.93	$27.36
TOTAL RETURN(d)	0.69%		(7.27)%	10.19%	17.00%	(3.96)%	7.05%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$579,329		$640,222	$756,171	$719,324	$735,511	$879,401
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements/recoupment of previously waived fees(e)	2.32	%(f)	2.03%	1.98%	1.97%	1.95%	1.94%
Ratio of expenses to average net assets including fee waivers and reimbursements/recoupment of previously waived fees(e)	2.32	%(f)	2.03%	1.98%	1.98%	1.97%	1.96%
Ratio of net investment income to average net assets including fee waivers and reimbursements(e)(g)	1.61	%(f)	1.74%	1.16%	1.48%	1.45%	1.43%

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements/recoupment of previously waived fees(e)	1.90	%(f)	1.87%	1.87%	1.89%	1.89%	1.89%
Ratio of expenses to average net assets including fee waivers and reimbursements/recoupment of previously waived fees(e)	1.90	%(f)	1.87%	1.87%	1.90%	1.91%	1.91%
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(e)(g)	2.03	%(f)	1.90%	1.27%	1.57%	1.53%	1.50%
Portfolio turnover rate	8%		16%	19%	42%	51%	22%

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2023	27

Apollo Diversified Real Estate Fund – Class A	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

(a)	Calculated using the average shares method.

(b)	Total distributions during a calendar year generally will be made from the Fund’s net investment income, net realized gains on investments and net unrealized gains on investments, if any. The portion of distributions paid not attributable to net investment income or net realized gains on investments, if any, is distributed from the Fund’s assets and is treated by shareholders as a nontaxable distribution (“Return of Capital”) for tax purposes. Return of capital is a tax concept, not an economic concept. The tax character of the Fund’s distributions, in isolation, does not reveal much information about whether the distributions are supported by the Fund’s returns. Reported distributions from net investment income and realized gains on investments are not an indication as to whether or not the Fund’s distributions are supported by the Fund’s returns. The characteristics of the Fund's distributions may include net investment income and realized capital gains in periods/years in which it incurs an economic loss due to unrealized losses not being recognized for tax purposes. A common method in which to determine if the Fund’s distributions are supported by economic returns is to examine the Fund’s Net Asset Value (“NAV”) over the course of a period/year. If the Fund’s NAV has increased, the Fund will have economically earned more than it has distributed, regardless of whether such distributions are reported as being from net investment income, net realized gains on investments or return of capital. If the Fund’s NAV decreases, the Fund will have distributed more than it has economically earned or it will have incurred an economic loss.

(c)	The Fund has substantial investments in real estate investment trusts, or REITs, which are generally not subject to federal income taxes. Distributions that the Fund receives from REITs can be classified as ordinary income, capital gain income or return of capital by the REITs that make these distributions to the Fund. However, it is not possible for the Fund to characterize distributions received from REITs during interim periods because the REIT issuers do not report their tax characterizations until after year end. The Fund has estimated the character of distributions for the six-month period ended March 31, 2024 based on the percentage of such distributions attributable to net investment income, net realized gains and return of capital for the fiscal year ended September 30, 2023. Final characterization of the Fund’s 2024 distributions to its common shareholders is also dependent upon the size or timing of the Fund’s securities transactions prior to year-end. Therefore, it is likely that some portion of the Fund’s 2024 investment income and distributions to its common shareholders will be recharacterized as long term capital gain and return of capital for financial statement and U.S. federal income tax purposes subsequent to year end and reflected accordingly in the Fund’s year-end financial statements.

(d)	Total returns are for the period/period indicated. Total returns would have been lower had certain expenses not been waived or recouped by the Adviser during the period/years ended September 30, 2019 and September 30, 2020. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying private real estate funds in which the Fund invests which typically range from 0.80% to 1.00% on an annual basis. However, the Fund invests in each underlying private real estate investment fund based upon the net asset value of each such fund which reflects the costs of investing in the applicable fund, including the management fee of the underlying fund and other operating expenses. The net asset value of each underlying private real estate investment fund is incorporated into the ratios described above.

(f)	Annualized.
(g)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investments in which the Fund invests.

See Notes to Financial Statements.

28	1.888.926.2688 | www.apollo.com

Apollo Diversified Real Estate Fund – Class C	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	For the Six Months Ended March 31, 2024 (Unaudited)		For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
Net asset value, beginning of period	$23.96		$27.44	$26.44	$24.00	$26.54	$26.33
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.10		0.26	0.12	0.18	0.18	0.18
Net realized and unrealized gain/(loss)	(0.03)		(2.39)	2.36	3.59	(1.41)	1.42
Total from investment operations	0.07		(2.13)	2.48	3.77	(1.23)	1.60

DISTRIBUTIONS:
From net investment income	(0.08)		–	(0.03)	(0.13)	(0.35)	–
From net realized gain on investments	–		–	(0.39)	(0.19)	–	(0.52)
Return of capital	(0.55)		(1.35)	(1.06)	(1.01)	(0.96)	(0.87)
Total distributions(b)(c)	(0.63)		(1.35)	(1.48)	(1.33)	(1.31)	(1.39)
Net increase/(decrease) in net asset value	(0.56)		(3.48)	1.00	2.44	(2.54)	0.21
Net asset value, end of period	$23.40		$23.96	$27.44	$26.44	$24.00	$26.54
TOTAL RETURN(d)	0.27%		(7.95)%	9.38%	16.13%	(4.68)%	6.24%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$424,136		$469,153	$572,528	$513,220	$499,225	$536,289
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements/recoupment of previously waived fees(e)	3.08	%(f)	2.79%	2.73%	2.72%	2.71%	2.70%
Ratio of expenses to average net assets including fee waivers and reimbursements/recoupment of previously waived fees (e)	3.08	%(f)	2.79%	2.73%	2.73%	2.72%	2.72%
Ratio of net investment income to average net assets including fee waivers and reimbursements(e)(g)	0.85	%(f)	0.98%	0.41%	0.72%	0.71%	0.68%

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements/recoupment of previously waived fees(e)	2.66	%(f)	2.63%	2.62%	2.64%	2.65%	2.64%
Ratio of expenses to average net assets including fee waivers and reimbursements/recoupment of previously waived fees(e)	2.66	%(f)	2.63%	2.62%	2.65%	2.66%	2.66%
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(e)(g)	1.27	%(f)	1.14%	0.52%	0.81%	0.78%	0.76%
Portfolio turnover rate	8%		16%	19%	42%	51%	22%

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2024	29

Apollo Diversified Real Estate Fund – Class C	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

(a)	Calculated using the average shares method.
(b)	Total distributions during a calendar year generally will be made from the Fund’s net investment income, net realized gains on investments and net unrealized gains on investments, if any. The portion of distributions paid not attributable to net investment income or net realized gains on investments, if any, is distributed from the Fund’s assets and is treated by shareholders as a nontaxable distribution (“Return of Capital”) for tax purposes. Return of capital is a tax concept, not an economic concept. The tax character of the Fund’s distributions, in isolation, does not reveal much information about whether the distributions are supported by the Fund’s returns. Reported distributions from net investment income and realized gains on investments are not an indication as to whether or not the Fund’s distributions are supported by the Fund’s returns. The characteristics of the Fund's distributions may include net investment income and realized capital gains in periods/years in which it incurs an economic loss due to unrealized losses not being recognized for tax purposes. A common method in which to determine if the Fund’s distributions are supported by economic returns is to examine the Fund’s Net Asset Value (“NAV”) over the course of a period/year. If the Fund’s NAV has increased, the Fund will have economically earned more than it has distributed, regardless of whether such distributions are reported as being from net investment income, net realized gains on investments or return of capital. If the Fund’s NAV decreases, the Fund will have distributed more than it has economically earned or it will have incurred an economic loss.
(c)	The Fund has substantial investments in real estate investment trusts, or REITs, which are generally not subject to federal income taxes. Distributions that the Fund receives from REITs can be classified as ordinary income, capital gain income or return of capital by the REITs that make these distributions to the Fund. However, it is not possible for the Fund to characterize distributions received from REITs during interim periods because the REIT issuers do not report their tax characterizations until after year end. The Fund has estimated the character of distributions for the six-month period ended March 31, 2024 based on the percentage of such distributions attributable to net investment income, net realized gains and return of capital for the fiscal year ended September 30, 2023. Final characterization of the Fund’s 2024 distributions to its common shareholders is also dependent upon the size or timing of the Fund’s securities transactions prior to year-end. Therefore, it is likely that some portion of the Fund’s 2024 investment income and distributions to its common shareholders will be recharacterized as long term capital gain and return of capital for financial statement and U.S. federal income tax purposes subsequent to year end and reflected accordingly in the Fund’s year-end financial statements.
(d)	Total returns are for the period/period indicated. Total returns would have been lower had certain expenses not been waived or recouped by the Adviser during the period/years ended September 30, 2019 and September 30, 2020. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(e)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying private real estate funds in which the Fund invests which typically range from 0.80% to 1.00% on an annual basis. However, the Fund invests in each underlying private real estate investment fund based upon the net asset value of each such fund which reflects the costs of investing in the applicable fund, including the management fee of the underlying fund and other operating expenses. The net asset value of each underlying private real estate investment fund is incorporated into the ratios described above.
(f)	Annualized.
(g)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investments in which the Fund invests.

See Notes to Financial Statements.

30	1.888.926.2688 | www.apollo.com

Apollo Diversified Real Estate Fund – Class I	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	For the Six Months Ended March 31, 2024 (Unaudited)		For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
Net asset value, beginning of period	$25.98		$29.45	$28.10	$25.25	$27.65	$27.16
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.24		0.56	0.44	0.46	0.45	0.46
Net realized and unrealized gain/(loss)	(0.03)		(2.57)	2.49	3.80	(1.48)	1.48
Total from investment operations	0.21		(2.01)	2.93	4.26	(1.03)	1.94

DISTRIBUTIONS:
From net investment income	(0.08)		–	(0.05)	(0.15)	(0.37)	–
From net realized gain on investments	–		–	(0.39)	(0.19)	–	(0.55)
Return of capital	(0.60)		(1.46)	(1.14)	(1.07)	(1.00)	(0.90)
Total distributions(b)(c)	(0.68)		(1.46)	(1.58)	(1.41)	(1.37)	(1.45)

Net increase/(decrease) in net asset value	(0.47)		(3.47)	1.35	2.85	(2.40)	0.49
Net asset value, end of period	$25.51		$25.98	$29.45	$28.10	$25.25	$27.65
TOTAL RETURN(d)	0.81%		(7.00)%	10.45%	17.31%	(3.75)%	7.30%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$2,491,780		$2,693,671	$3,125,198	$1,947,652	$1,624,344	$1,473,477
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements/recoupment of previously waived fees(e)	2.08	%(f)	1.78%	1.71%	1.72%	1.71%	1.70%
Ratio of expenses to average net assets including fee waivers and reimbursements/recoupment of previously waived fees (e)	2.08	%(f)	1.78%	1.71%	1.73%	1.72%	1.71%
Ratio of net investment income to average net assets including fee waivers and reimbursements(e)(g)	1.85	%(f)	1.99%	1.45%	1.72%	1.71%	1.69%

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements/recoupment of previously waived fees(e)	1.66	%(f)	1.62%	1.60%	1.65%	1.65%	1.65%
Ratio of expenses to average net assets including fee waivers and reimbursements/recoupment of previously waived fees(e)	1.66	%(f)	1.62%	1.60%	1.66%	1.66%	1.66%
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(e)(g)	2.27	%(f)	2.15%	1.56%	1.80%	1.79%	1.76%
Portfolio turnover rate	8%		16%	19%	42%	51%	22%

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2024	31

Apollo Diversified Real Estate Fund – Class I	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

(a)	Calculated using the average shares method.
(b)	Total distributions during a calendar year generally will be made from the Fund’s net investment income, net realized gains on investments and net unrealized gains on investments, if any. The portion of distributions paid not attributable to net investment income or net realized gains on investments, if any, is distributed from the Fund’s assets and is treated by shareholders as a nontaxable distribution (“Return of Capital”) for tax purposes. Return of capital is a tax concept, not an economic concept. The tax character of the Fund’s distributions, in isolation, does not reveal much information about whether the distributions are supported by the Fund’s returns. Reported distributions from net investment income and realized gains on investments are not an indication as to whether or not the Fund’s distributions are supported by the Fund’s returns. The characteristics of the Fund's distributions may include net investment income and realized capital gains in periods/years in which it incurs an economic loss due to unrealized losses not being recognized for tax purposes. A common method in which to determine if the Fund’s distributions are supported by economic returns is to examine the Fund’s Net Asset Value (“NAV”) over the course of a period/year. If the Fund’s NAV has increased, the Fund will have economically earned more than it has distributed, regardless of whether such distributions are reported as being from net investment income, net realized gains on investments or return of capital. If the Fund’s NAV decreases, the Fund will have distributed more than it has economically earned or it will have incurred an economic loss.
(c)	The Fund has substantial investments in real estate investment trusts, or REITs, which are generally not subject to federal income taxes. Distributions that the Fund receives from REITs can be classified as ordinary income, capital gain income or return of capital by the REITs that make these distributions to the Fund. However, it is not possible for the Fund to characterize distributions received from REITs during interim periods because the REIT issuers do not report their tax characterizations until after year end. The Fund has estimated the character of distributions for the six-month period ended March 31, 2024 based on the percentage of such distributions attributable to net investment income, net realized gains and return of capital for the fiscal year ended September 30, 2023. Final characterization of the Fund’s 2024 distributions to its common shareholders is also dependent upon the size or timing of the Fund’s securities transactions prior to year-end. Therefore, it is likely that some portion of the Fund’s 2024 investment income and distributions to its common shareholders will be recharacterized as long term capital gain and return of capital for financial statement and U.S. federal income tax purposes subsequent to year end and reflected accordingly in the Fund’s year-end financial statements.
(d)	Total returns are for the period/period indicated. Total returns would have been lower had certain expenses not been waived or recouped by the Adviser during the period/years ended September 30, 2019 and September 30, 2020. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(e)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying private real estate funds in which the Fund invests which typically range from 0.80% to 1.00% on an annual basis. However, the Fund invests in each underlying private real estate investment fund based upon the net asset value of each such fund which reflects the costs of investing in the applicable fund, including the management fee of the underlying fund and other operating expenses. The net asset value of each underlying private real estate investment fund is incorporated into the ratios described above.
(f)	Annualized.
(g)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investments in which the Fund invests.

See Notes to Financial Statements.

32	1.888.926.2688 | www.apollo.com

Apollo Diversified Real Estate Fund – Class M	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	For the Six Months Ended March 31, 2024 (Unaudited)		For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
Net asset value, beginning of period	$24.61		$28.11	$27.02	$24.46	$26.98	$26.70

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)	0.14		0.33	0.20	0.25	0.25	0.26
Net realized and unrealized gain/(loss)	(0.03)		(2.44)	2.40	3.67	(1.44)	1.44
Total from investment operations	0.11		(2.11)	2.60	3.92	(1.19)	1.70

DISTRIBUTIONS:
From net investment income	(0.08)		–	(0.03)	(0.14)	(0.35)	–
From net realized gain on investments	–		–	(0.39)	(0.19)	–	(0.54)
Return of capital	(0.57)		(1.39)	(1.09)	(1.03)	(0.98)	(0.88)
Total distributions (b)(c)	(0.65)		(1.39)	(1.51)	(1.36)	(1.33)	(1.42)

Net increase in net asset value	(0.54)		(3.50)	1.09	2.56	(2.52)	0.28
Net asset value, end of period	$24.07		$24.61	$28.11	$27.02	$24.46	$26.98
TOTAL RETURN (d)	0.42%		(7.71)%	9.64%	16.45%	(4.44)%	6.51%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$1,060,770		$1,140,868	$1,430,890	$1,136,373	$942,531	$807,774
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements/recoupment of previously waived fees (e)	2.82	%(f)	2.53%	2.47%	2.47%	2.46%	2.44%
Ratio of expenses to average net assets including fee waivers and reimbursements/recoupment of previously waived fees (e)	2.82	%(f)	2.53%	2.47%	2.47%	2.46%	2.44%
Ratio of net investment income to average net assets including fee waivers and reimbursements (e)(g)	1.11	%(f)	1.23%	0.67%	0.99%	0.98%	0.98%
Ratios to Average Net Assets (excluding interest expense)

Ratio of expenses to average net assets excluding fee waivers and reimbursements/recoupment of previously waived fees (e)	2.40	%(f)	2.37%	2.36%	2.40%	2.40%	2.39%
Ratio of expenses to average net assets including fee waivers and reimbursements/recoupment of previously waived fees (e)	2.40	%(f)	2.37%	2.36%	2.40%	2.40%	2.39%
Ratio of net investment income to average net assets excluding fee waivers and reimbursements (e)(g)	1.53	%(f)	1.39%	0.78%	1.06%	1.04%	1.03%
Portfolio turnover rate	8%		16%	19%	42%	51%	22%

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2024	33

Apollo Diversified Real Estate Fund – Class M	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

(a)	Calculated using the average shares method.
(b)	Total distributions during a calendar year generally will be made from the Fund’s net investment income, net realized gains on investments and net unrealized gains on investments, if any. The portion of distributions paid not attributable to net investment income or net realized gains on investments, if any, is distributed from the Fund’s assets and is treated by shareholders as a nontaxable distribution (“Return of Capital”) for tax purposes. Return of capital is a tax concept, not an economic concept. The tax character of the Fund’s distributions, in isolation, does not reveal much information about whether the distributions are supported by the Fund’s returns. Reported distributions from net investment income and realized gains on investments are not an indication as to whether or not the Fund’s distributions are supported by the Fund’s returns. The characteristics of the Fund's distributions may include net investment income and realized capital gains in periods/years in which it incurs an economic loss due to unrealized losses not being recognized for tax purposes. A common method in which to determine if the Fund’s distributions are supported by economic returns is to examine the Fund’s Net Asset Value (“NAV”) over the course of a period/year. If the Fund’s NAV has increased, the Fund will have economically earned more than it has distributed, regardless of whether such distributions are reported as being from net investment income, net realized gains on investments or return of capital. If the Fund’s NAV decreases, the Fund will have distributed more than it has economically earned or it will have incurred an economic loss.
(c)	The Fund has substantial investments in real estate investment trusts, or REITs, which are generally not subject to federal income taxes. Distributions that the Fund receives from REITs can be classified as ordinary income, capital gain income or return of capital by the REITs that make these distributions to the Fund. However, it is not possible for the Fund to characterize distributions received from REITs during interim periods because the REIT issuers do not report their tax characterizations until after year end. The Fund has estimated the character of distributions for the six-month period ended March 31, 2024 based on the percentage of such distributions attributable to net investment income, net realized gains and return of capital for the fiscal year ended September 30, 2023. Final characterization of the Fund’s 2024 distributions to its common shareholders is also dependent upon the size or timing of the Fund’s securities transactions prior to year-end. Therefore, it is likely that some portion of the Fund’s 2024 investment income and distributions to its common shareholders will be recharacterized as long term capital gain and return of capital for financial statement and U.S. federal income tax purposes subsequent to year end and reflected accordingly in the Fund’s year-end financial statements.
(d)	Total returns are for the period indicated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(e)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying private real estate funds in which the Fund invests which typically range from 0.80% to 1.00% on an annual basis. However, the Fund invests in each underlying private real estate investment fund based upon the net asset value of each such fund which reflects the costs of investing in the applicable fund, including the management fee of the underlying fund and other operating expenses. The net asset value of each underlying private real estate investment fund is incorporated into the ratios described above.
(f)	Annualized.
(g)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investments in which the Fund invests.

See Notes to Financial Statements.

34	1.888.926.2688 | www.apollo.com

Apollo Diversified Real Estate Fund – Class L	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	For the Six Months Ended March 31, 2024 (Unaudited)		For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
Net asset value, beginning of period	$25.09		$28.58	$27.40	$24.74	$27.22	$26.87

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)	0.17		0.41	0.27	0.32	0.31	0.33
Net realized and unrealized gain/(loss)	(0.03)		(2.49)	2.45	3.71	(1.45)	1.45
Total from investment operations	0.14		(2.08)	2.72	4.03	(1.14)	1.78

DISTRIBUTIONS:
From net investment income	(0.08)		–	(0.04)	(0.14)	(0.35)	–
From net realized gain on investments	–		–	(0.39)	(0.19)	–	(0.54)
Return of capital	(0.58)		(1.41)	(1.11)	(1.04)	(0.99)	(0.89)
Total distributions (b)(c)	(0.66)		(1.41)	(1.54)	(1.37)	(1.34)	(1.43)

Net increase in net asset value	(0.52)		(3.49)	1.18	2.66	(2.48)	0.35
Net asset value, end of period	$24.57		$25.09	$28.58	$27.40	$24.74	$27.22
TOTAL RETURN (d)	0.54%		(7.46)%	9.93%	16.75%	(4.20)%	6.77%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$80,324		$86,118	$100,675	$88,449	$78,213	$100,151
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements/recoupment of previously waived fees (e)	2.55	%(f)	2.27%	2.21%	2.21%	2.20%	2.19%
Ratio of expenses to average net assets including fee waivers and reimbursements/recoupment of previously waived fees (e)	2.55	%(f)	2.27%	2.21%	2.21%	2.20%	2.19%
Ratio of net investment income to average net assets including fee waivers and reimbursements (e)(g)	1.39	%(f)	1.50%	0.93%	1.24%	1.19%	1.23%

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements/recoupment of previously waived fees (e)	2.13	%(f)	2.11%	2.10%	2.13%	2.14%	2.14%
Ratio of expenses to average net assets including fee waivers and reimbursements/recoupment of previously waived fees (e)	2.13	%(f)	2.11%	2.10%	2.13%	2.14%	2.14%
Ratio of net investment income to average net assets excluding fee waivers and reimbursements (e)(g)	1.81	%(f)	1.66%	1.04%	1.32%	1.25%	1.28%
Portfolio turnover rate	8%		16%	19%	42%	51%	22%

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2024	35

Apollo Diversified Real Estate Fund – Class L	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

(a)	Calculated using the average shares method.
(b)	Total distributions during a calendar year generally will be made from the Fund’s net investment income, net realized gains on investments and net unrealized gains on investments, if any. The portion of distributions paid not attributable to net investment income or net realized gains on investments, if any, is distributed from the Fund’s assets and is treated by shareholders as a nontaxable distribution (“Return of Capital”) for tax purposes. Return of capital is a tax concept, not an economic concept. The tax character of the Fund’s distributions, in isolation, does not reveal much information about whether the distributions are supported by the Fund’s returns. Reported distributions from net investment income and realized gains on investments are not an indication as to whether or not the Fund’s distributions are supported by the Fund’s returns. The characteristics of the Fund's distributions may include net investment income and realized capital gains in periods/years in which it incurs an economic loss due to unrealized losses not being recognized for tax purposes. A common method in which to determine if the Fund’s distributions are supported by economic returns is to examine the Fund’s Net Asset Value (“NAV”) over the course of a period/year. If the Fund’s NAV has increased, the Fund will have economically earned more than it has distributed, regardless of whether such distributions are reported as being from net investment income, net realized gains on investments or return of capital. If the Fund’s NAV decreases, the Fund will have distributed more than it has economically earned or it will have incurred an economic loss.
(c)	The Fund has substantial investments in real estate investment trusts, or REITs, which are generally not subject to federal income taxes. Distributions that the Fund receives from REITs can be classified as ordinary income, capital gain income or return of capital by the REITs that make these distributions to the Fund. However, it is not possible for the Fund to characterize distributions received from REITs during interim periods because the REIT issuers do not report their tax characterizations until after year end. The Fund has estimated the character of distributions for the six-month period ended March 31, 2024 based on the percentage of such distributions attributable to net investment income, net realized gains and return of capital for the fiscal year ended September 30, 2023. Final characterization of the Fund’s 2024 distributions to its common shareholders is also dependent upon the size or timing of the Fund’s securities transactions prior to year-end. Therefore, it is likely that some portion of the Fund’s 2024 investment income and distributions to its common shareholders will be recharacterized as long term capital gain and return of capital for financial statement and U.S. federal income tax purposes subsequent to year end and reflected accordingly in the Fund’s year-end financial statements.
(d)	Total returns are for the period indicated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(e)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying private real estate funds in which the Fund invests which typically range from 0.80% to 1.00% on an annual basis. However, the Fund invests in each underlying private real estate investment fund based upon the net asset value of each such fund which reflects the costs of investing in the applicable fund, including the management fee of the underlying fund and other operating expenses. The net asset value of each underlying private real estate investment fund is incorporated into the ratios described above.
(f)	Annualized.
(g)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investments in which the Fund invests.

See Notes to Financial Statements.

36	1.888.926.2688 | www.apollo.com

Apollo Diversified Real Estate Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Information about the Fund's senior securities is shown in the following table:

	For the Six Months Ended March 31, 2024 (Unaudited)	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
Lines of Credit Total Amount Outstanding (000's)	$395,900	$211,750	$172,750	$139,000	N/A	N/A
Asset Coverage Per $1,000 of Lines of Credit Outstanding(a)	$12,711	$24,755	$35,648	$32,691	N/A	N/A

(a)	Calculated by subtracting the Fund’s consolidated total liabilities (excluding the indebtedness represented by the Lines of Credit) from the Fund’s total assets and dividing by the total amount outstanding on the Lines of Credit. The Asset Coverage ratio is then multiplied by $1,000 to determine the "Asset Coverage Per $1,000 of Lines of Credit Outstanding."

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2024	37

Apollo Diversified Real Estate Fund	Notes to Financial Statements

March 31, 2024 (Unaudited)

1. ORGANIZATION

Apollo Diversified Real Estate Fund (the "Fund") is registered with the U.S. Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, closed-end management investment company. The Fund engages in a continuous offering of shares and operates as an interval fund that offers quarterly repurchases of shares at Net Asset Value (“NAV”). The Fund was organized as a statutory trust on November 5, 2013, under the laws of the State of Delaware. The Fund commenced operations on June 30, 2014 and is authorized to issue an unlimited number of shares with no par value. The Fund’s investment adviser is Apollo Real Estate Fund Adviser, LLC (the "Adviser"), a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and an affiliate of Apollo Global Management, Inc. and its consolidated subsidiaries ("Apollo"). The investment objective of the Fund is to generate a return comprised of both current income and capital appreciation with moderate volatility and low correlation to the broader markets. The Fund pursues its investment objective by strategically investing across private institutional real estate investment funds as well as a diversified set of public real estate securities.

The Fund currently offers Class A, Class C, Class I, Class M and Class L shares. Class A shares commenced operations on June 30, 2014, Class C and Class I shares commenced operations on August 10, 2015, Class M shares commenced operations on November 17, 2016 and Class L shares commenced operations on April 25, 2017. The sales load payable by each investor depends on the amount invested, and the class of shares invested into, by such investor in the Fund. Class A and Class L shares are offered subject to a maximum sales charge of 5.75% and 4.25%, respectively, of their offering price. Class C, Class I and Class M shares are offered at net asset value. Class C shares may be subject to a 1.00% contingent deferred sales charge on shares redeemed during the first 365 days after their purchase. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund's income, expenses (other than class specific service and distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is considered an investment company following accounting and reporting guidance in Accounting Standards Codification (“ASC”) Topic 946 – Financial Services – Investment Companies. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Determination of the Fund’s Net Asset Value – The net asset value per share for the Fund is determined following the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. Each of the Fund’s share classes will be offered at net asset value plus the applicable sales load, if any. The Fund’s net asset value per share is calculated, on a class-specific basis, by dividing the value of the Fund’s net assets by the total number of shares outstanding. The Fund’s net asset value per share is calculated, on a class specific basis, by dividing the value of the Fund’s total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received), less accrued expenses and other liabilities of the Fund, by the total number of shares outstanding.

Valuation of the Fund's Portfolio – The Board has adopted procedures pursuant to which the Fund will value its investments (the “Valuation Policy and Procedures”). In accordance with the Valuation Policy and Procedures, the Fund’s portfolio investments for which market quotations are readily available are valued at market value. Investments for which market quotations are not readily available or are deemed to be unreliable are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the 1940 Act. As permitted by Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the Fund’s valuation designee (“Valuation Designee”) to perform fair value determinations relating to all portfolio investments. The Adviser carries out its designated responsibilities as Valuation Designee through various teams pursuant to the Valuation Policy and Procedures which govern the Valuation Designee’s selection and application of methodologies and independent pricing services for determining and calculating the fair value of portfolio investments. The Valuation Designee will fair value portfolio investments utilizing inputs from various external and internal sources including, but not limited to, independent pricing services, dealer quotation reporting systems, independent third-party valuation firms and proprietary information. When determining the fair value of an investment, one or more fair value methodologies may be used. Fair value determinations will be based upon all available factors that the Valuation Designee deems relevant at the time of the determination. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

38	1.888.926.2688 | www.apollo.com

Apollo Diversified Real Estate Fund	Notes to Financial Statements

March 31, 2024 (Unaudited)

Valuation of Public Securities – The Fund’s portfolio investments for which market quotations are readily available are valued at market value. Market value is generally determined on the basis of official exchange (e.g., NYSE or NASDAQ) closing prices or the last reported sales prices. Portfolio investments listed on more than one exchange will generally be valued at the last quoted sale price on the exchange on which the security is principally traded. Portfolio investments traded on a foreign exchange are valued as of the close of the NYSE at the closing price of such investments in their principal trading market but may be fair valued if subsequent events occurring before the computation of net asset value have materially affected the value of the securities. Trading may take place in foreign investments held by the Fund at times when the Fund is not open for business. To the extent certain of the Fund’s portfolio investments are traded in the over- the-counter market, such investments are valued on the basis of quotations obtained from independent pricing services. If such quotations are not readily available or become unreliable, the Valuation Designee may recommend valuation through other means.

Valuation of Private Investment Funds – The Fund’s allocation to Private Investment Funds generally includes open-end private investment funds that elect to be treated as REITs for tax purposes. The Private Investment Funds generally include private funds investing in real estate assets (“Private Equity Funds”) and private funds investing in debt instruments secured or otherwise supported by real estate assets (“Private Debt Funds”). The sponsors or agents of the Private Investment Funds measure their investment assets at fair value and report a NAV per share no less frequently than quarterly (“Sponsor NAV”). The Private Investment Funds have generally adopted valuation practices consistent with the valuation standards and techniques established by professional industry associations that advise the institutional real estate investment community. Such valuation standards seek general application of U.S. Generally Accepted Accounting Principles (GAAP) fair value standards, uniform appraisal standards and the engagement of independent valuation advisory firms.

The valuations of the Private Investment Funds have a considerable impact on the Fund’s NAV as a significant portion of the Fund’s assets are invested in Private Investment Funds. Market and dealer quotations are generally not readily available for the Private Investment Funds in which the Fund invests, and as such, the Fund utilizes Sponsor NAVs or other valuation methodologies when determining the fair value of the Private Investment Funds. The Fund may also use a third-party valuation specialist to assist in determining fair value of the Private Investment Funds held in the Fund’s portfolio.

ASC 820 allows the Fund, as a practical expedient, to estimate the fair value of the Private Investment Funds by using the NAV per share of each respective investment as of the Fund’s measurement date. Under ASC 820, investments utilizing the practical expedient are not to be categorized in the fair value hierarchy described below and included in the Fund’s financial statements but rather, the number of investments measured using the NAV practical expedient is disclosed to permit reconciliation of the fair value of investments in the hierarchy to the corresponding line items in the Fund’s balance sheet.

Private Equity Funds. The Private Equity Funds produce Sponsor NAVs no less frequently than quarterly. Such Sponsor NAVs are reviewed by the Adviser upon receipt and subsequently applied to the Fund’s NAV following consultation with the Private Equity Fund sponsor, if necessary. In between receipt of Sponsor NAVs, where applicable, the value of each Private Equity Fund is adjusted daily by the change in a proprietary index (the “Index”) that the Fund’s Board has deemed representative of the private equity real estate market. This process is applied daily to each respective Private Equity Fund until the receipt of the next Sponsor NAV. Certain of the Private Equity Funds may provide the Adviser with a daily valuation and in such instances the Index is not applied. The Index seeks to reflect market conditions of the broader private equity real estate market in an effort to ensure any such changes in market conditions are reflected in the NAV of the Fund. The Index is comprised of private real estate investment funds (“Index Constituents”) that produce a daily NAV and generally hold institutional quality assets. The Index is monitored by the Adviser on a regular basis, and the Adviser will consult with the Valuation Committee if monitoring suggests a modification to the Index Constituents or other change(s) to the Index to better reflect market conditions. Further, in the event that a Sponsor NAV is not provided by a Private Equity Fund following the conclusion of such Private Equity Fund’s valuation period, the Adviser shall inform the Valuation Committee and a meeting may be called to determine fair value.

Private Debt Funds. The Private Debt Funds produce Sponsor NAVs no less frequently than quarterly. Such Sponsor NAVs are reviewed by the Adviser upon receipt and subsequently applied to the Fund’s NAV following consultation with the Private Debt Fund sponsor, if necessary. The Fund will, in certain cases, accrue income on a daily basis for each Private Debt Fund based on the prior period’s distribution rate and/or guidance provided by each respective Private Debt Fund sponsor. In the event that a Sponsor NAV is not provided by a Private Debt Fund following the conclusion of such Private Debt Fund’s valuation period, or if the Adviser becomes aware of an event warranting an update to a Private Debt Fund valuation, the Adviser shall inform the Valuation Committee and a meeting may be called to determine fair value.

Semi-Annual Report | March 31, 2024	39

Apollo Diversified Real Estate Fund	Notes to Financial Statements

March 31, 2024 (Unaudited)

Fair Value Measurements – A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value:

Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 – Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability at the measurement date; and

Level 3 – Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An investment level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities. The valuation techniques used by the Fund to measure fair value during the period ended March 31, 2024 maximized the use of observable inputs and minimized the use of unobservable inputs. For the period ended March 31, 2024, the Fund did not use unobservable inputs (Level 3) when determining fair value. The following is a summary of the fair valuations according to the inputs used in valuing the Fund’s investments as of March 31, 2024:

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Real Estate Investment Trusts
Private Investment Funds (Measured at net asset value)(a)	$–	$–	$–	$3,203,369,421
Publicly Traded Securities	1,680,072,644	–	–	1,680,072,644
Preferred Stocks	114,242,466	–	–	114,242,466
Short Term Investment	4,036,116	–	–	4,036,116
Total	$1,798,351,226	$–	$–	$5,001,720,647

(a)	In accordance with Subtopic 820-10, certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedule of Investments.

The carrying and fair value of the Fund's debt obligation as of March 31, 2024 for which the Fund has determined would be categorized as Level 2 in the fair value hierarchy was $395,900,000.

Investment Transactions – Investment security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the security received.

Investment Income – Interest income is accrued and recorded on a daily basis including income earned from money market funds. Dividend income is recorded on the ex-dividend date.

40	1.888.926.2688 | www.apollo.com

Apollo Diversified Real Estate Fund	Notes to Financial Statements

March 31, 2024 (Unaudited)

Distributions to Shareholders – Distributions from net investment income, if any, will be declared and paid quarterly. Distributions of net realized capital gains, if any, will be declared and paid annually. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Distributions to shareholders are recorded on the ex-dividend date.

Distributions from Underlying Investments – For the period ended March 31, 2024, the Fund received gross distributions of $104,184,157. The tax character of distributions may take several forms, including dividends, capital gains, and/or return of capital. Dividend Income as disclosed in the Fund’s Statement of Operations reflects distributions received net of tax and other miscellaneous adjustments.

Unfunded Commitments – Typically, when the Fund invests in a Private Investment Fund, the Fund makes a commitment to invest a specified amount of capital in the applicable Private Investment Fund. The capital commitment may be drawn by the general partner of the Private Investment Fund either all at once or through a series of capital calls at the discretion of the general partner. Thus, an Unfunded Commitment represents the portion of the Fund’s overall capital commitment to a particular Private Investment Fund that has not yet been called by the general partner of the Private Investment Fund. Unfunded Commitments may subject the Fund to certain risks. For example, the Fund may be required to: liquidate other portfolio investments, potentially at inopportune times, in order to obtain the cash needed to satisfy its obligations with respect to a capital call; borrow under a line of credit which may result in additional expenses to the Fund; or, to the extent a buyer can be identified and subject to the provisions of the limited partnership agreement of the relevant Private Investment Fund, seek to sell/assign the interest subject to the capital call to a third party thereby eliminating the obligation. In addition, should the Fund be unable to satisfy its commitment obligation on a timely basis and defaults on a called capital commitment, the underlying Private Investment Fund, pursuant to its limited partnership agreement, typically has a number of potential remedies, including, by way of illustration, a reallocation of the Fund's defaulted commitment amount to other limited partners, a reallocation of a portion of the Fund's existing interest to the other limited partners as a penalty for the default, or the general partner of underlying Private Investment Fund could sue the Fund for breach of contract. As of March 31, 2024, the Fund had total Unfunded Commitments in the amount of $85,000,000.

Indemnification – The Fund indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on industry experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the Fund’s tax returns for open tax years or expected to be taken in the Fund’s 2024 returns.

3. ADVISORY FEES, ADMINISTRATION FEES AND OTHER AGREEMENTS

Investment Advisory

Pursuant to the Investment Advisory Agreement with the Fund (“Advisory Agreement”), the Adviser is entitled to an investment advisory fee, computed daily and payable monthly at an annual rate of 1.50% of the average daily net assets of the Fund.

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary annual operating expenses of the Fund (including organizational and offering expenses, but excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) so that the total annual operating expenses of the Fund do not exceed 1.91% per annum of Class A average daily net assets, 2.66% per annum of Class C average daily net assets, 1.66% per annum of Class I average daily net assets, 2.41% per annum of Class M average daily net assets and 2.16% per annum of Class L average daily net assets (the “Expense Limitations”). The Expense Limitation Agreement will remain in effect until May 31, 2025, unless and until the Trustees approve its modification or termination. The Expense Limitation Agreement may not be terminated by the Adviser. In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the date on which they were incurred; and (2) the reimbursement may not be made if it would cause the lesser of the Expense Limitations in place at the time of waiver or at the time of reimbursement to be exceeded.

Semi-Annual Report | March 31, 2024	41

Apollo Diversified Real Estate Fund	Notes to Financial Statements

March 31, 2024 (Unaudited)

The Adviser did not recoup any previously waived fees during the period ended March 31, 2024, nor does it have a balance of recoupable expenses. Sub-advisory services are provided to the Fund pursuant to agreements between the Adviser and both Aon Investments USA Inc. (“Aon”) and CenterSquare Investment Management LLC. (“CenterSquare” and collectively with Aon, the “Sub-Advisers”). Under the terms of the respective sub-advisory agreement, the Adviser compensates each Sub-Adviser based on a portion of the Fund’s average daily net assets which have been allocated to such Sub-Adviser to manage. Fees paid to each Sub-Adviser are not an expense of the Fund. The fee tables are as follows:

Annual Sub-Advisory Fee Rate as a Percentage of Average Daily Net Assets Managed by CenterSquare
$0 - $50M	0.50%
$50 - $100M	0.45%
$100 - $150M	0.40%
Over $150M	0.35%

Annual Sub-Advisory Fee Rate as a Percentage of Average Daily Net Assets Advised by Aon
$0 - $500M	0.15%
$500 - $750M	0.125%
$750M - $1B	0.10%
Over $1B	0.07%

Fund Administrator and Accounting Fees and Expenses

ALPS Fund Services, Inc. serves as the Fund’s administrator and accounting agent (the “Administrator”) and receives customary fees from the Fund for such services. The Administrator is also reimbursed by the Fund for certain out of pocket expenses.

Transfer Agency Fees and Expenses

SS&C GIDS, Inc. (formerly known as DST Systems, Inc.) serves as transfer, distribution paying and shareholder servicing agent for the Fund and receives customary fees from the Fund for such services.

Custody Fees and Expenses

UMB Bank, N.A. serves as the Fund’s custodian and receives customary fees from the Fund for such services.

Distribution and Shareholder Servicing Fees and Expenses

The Fund has entered into a Distribution Agreement with ALPS Distributors, Inc. (the “Distributor”) to provide distribution services to the Fund. The Distributor serves as principal underwriter of shares of the Fund. Under the Distribution Agreement the Fund’s Class C and Class M shares will pay to the Distributor a Distribution Fee that will accrue at an annual rate equal to 0.75% of the Fund’s average daily net assets attributable to Class C and Class M shares, payable on a monthly basis. Class L shares will pay to the Distributor a Distribution Fee that will accrue at an annual rate equal to 0.25% of the Fund’s average daily net assets attributable to Class L shares, payable on a monthly basis. For the period ended March 31, 2024, Class C, Class M and Class L shares incurred distribution fees of $1,668,721, $4,092,234 and $98,174, respectively. Class A and Class I shares are not currently subject to a Distribution Fee. Under the Shareholder Services Plan, the Fund’s Class A, Class C and Class L shares may pay up to 0.25% per year of their average daily net assets for such services. Class I and Class M shares are not currently subject to a shareholder services fee. For the period ended March 31, 2024, Class A, Class C and Class L shares incurred shareholder servicing fees of $742,718, $556,241 and $98,174, respectively.

The Distributor has entered into a wholesale marketing agreement with Griffin Capital Securities, LLC, a registered broker-dealer affiliate of the Adviser. Pursuant to the terms of the wholesale marketing agreement, Griffin Capital Securities, LLC will seek to market and otherwise promote the Fund through various wholesale distribution channels, including regional and independent retail broker-dealers, wirehouses and registered investment advisers.

Officer and Trustee Compensation

Each Independent Trustee receives an annual retainer of $57,750, paid quarterly, as well as reimbursement for any reasonable expenses incurred attending the meetings and $500 per Independent Trustee per each special telephonic meeting (exclusive of one special telephonic meeting per year). The Chair of the Audit Committee receives an additional $15,750 annually. None of the executive officers, with the exception of the Chief Compliance Officer, receive compensation from the Fund. Certain Trustees and officers of the Fund are also officers of the Adviser and are not paid by the Fund for serving in such capacities.

42	1.888.926.2688 | www.apollo.com

Apollo Diversified Real Estate Fund	Notes to Financial Statements

March 31, 2024 (Unaudited)

4. PURCHASES AND SALES OF INVESTMENT SECURITIES

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the period ended March 31, 2024 were as follows:

Purchases of Securities	Proceeds from Sales of Securities
$391,804,870	$592,135,728

5. TAX BASIS INFORMATION

Distributions are determined in accordance with federal income tax regulations, which differ from U.S. GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The tax character of distributions paid for each of the fiscal periods were as follows:

Year	Ordinary Income	Long-Term Capital Gain	Return of Capital
2024	$15,304,536	$–	$109,900,104

As of March 31, 2024, the components of accumulated earnings/(deficit) on a tax basis were as follows:

As of March 31, 2024, net unrealized appreciation of investments based on the federal tax cost was as follows:

Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation/(Depreciation)	Cost of Investments for Income Tax Purposes
$962,703,563	$(169,317,403)	$793,386,160	$4,208,334,487

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration.

The difference between book basis and tax basis distributable earnings and unrealized appreciation/(depreciation) is primarily attributable to the tax deferral of losses on wash sales, investments in partnerships, and certain other investments.

6. LINES OF CREDIT

During the period ended March 31, 2024, the Fund had secured bank lines of credit through BNP Paribas Prime Brokerage International, Ltd. (“BNP”) and Bank of America N.A (“Bank of America”) subject to the limitations of the 1940 Act for borrowings.

Borrowings under the BNP arrangement bore interest at OBFR plus 60 basis points at the time of borrowing. During the period ended March 31, 2024, the Fund had outstanding borrowings for 183 days and incurred $8,762,775 of interest expense related to its outstanding borrowings under the BNP arrangement. For the 183 days during which the Fund had outstanding borrowings under the BNP arrangement, average borrowings were $291,410,116 and the average interest rate was 5.92%. As of March 31, 2024, the Fund had outstanding borrowings of $395,900,000 under the BNP arrangement. As collateral for outstanding borrowings, the Fund grants BNP a first position security interest in and lien on securities of any kind or description held by the Fund in the respective collateral accounts at the Fund’s custodian.

Semi-Annual Report | March 31, 2024	43

Apollo Diversified Real Estate Fund	Notes to Financial Statements

March 31, 2024 (Unaudited)

In connection with the use of the BNP Credit Facility, the Fund permits the lender, subject to certain conditions, to rehypothecate (i.e., lend to other counterparties) portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The terms of the BNP Credit Facility provide that the Fund continue to receive dividends and interest on rehypothecated securities. The Fund has the right under the BNP Credit Facility to recall rehypothecated securities from BNP on demand. If BNP fails to deliver a recalled security in a timely manner, the BNP Credit Facility provides for compensation by BNP to the Fund for any fees or losses related to the failed delivery or, in the event a recalled security will not be returned by BNP, for the Fund, upon notice to BNP, to reduce the loan balance outstanding by the amount of the recalled security failed to be returned. As of March 31, 2024, BNP rehypothecated $374,960,292 in securities pledged by the Fund as collateral pursuant to the BNP Credit Facility, and during the fiscal period ended March 31, 2024, the Fund received cash compensation in the form of a reduction in amounts owed under the BNP Credit Facility of $4,057.

Borrowings under the Bank of America arrangement bear interest based on an applicable SOFR rate plus a spread of 220 basis points and an applicable SOFR adjustment. The Fund is also required to pay an unused commitment fee rate equal to 55 basis points per annum on any unused borrowings. The Bank of America arrangement is subject to a maximum commitment of $450,000,000 although the Fund may request an increase to the maximum commitment subject to certain conditions. During the period October 1, 2023 to March 31, 2024 the Fund had no outstanding borrowings and incurred no interest expense related to borrowings under the Bank of America arrangement. The Fund incurred $1,258,125 of total unused commitment fees, which is included in the lines of credit interest expense line item on the Statement of Operations. As collateral for outstanding borrowings, the Fund grants Bank of America a first position security interest in and lien on securities of any kind or description held by the Fund in the respective collateral accounts at the Fund's custodian.

7. REPURCHASE OFFERS

As a continuously offered, closed-end interval fund, the Fund has adopted a fundamental policy in which it offers to repurchase at net asset value no less than 5% of the outstanding shares of the Fund once each quarter. If shareholders tender for repurchase more than the amount in a repurchase offer, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2% of the outstanding shares of the Fund on the repurchase request deadline. If the Fund determines not to repurchase more than the amount in a repurchase offer, or if shareholders tender shares in an amount exceeding the amount in a repurchase offer plus 2% of the outstanding shares on the repurchase request deadline, the Fund will repurchase the shares on a pro rata basis. It is possible that a repurchase offer may be oversubscribed and as such there is no guarantee that shareholders will be able to sell all of the shares they desire to sell in a quarterly repurchase offer, although each shareholder will have the right to require the Fund to purchase at least 5% of such shareholder’s shares in each quarterly repurchase. Liquidity will be provided to shareholders only through the Fund’s quarterly repurchase offers. Shareholders will receive written notice of each quarterly repurchase offer ("Repurchase Offer Notice") that includes the date the repurchase offer period ends ("Repurchase Request Deadline") and the date the repurchase price will be determined ("Repurchase Pricing Date"). Shares will be repurchased at the NAV per share determined on the Repurchase Pricing Date.

During the period ended March 31, 2024, the Fund completed two quarterly repurchase offers in which the Fund offered to repurchase up to 5% of its outstanding shares as of each respective Repurchase Request Deadline. Shareholder repurchase requests received by the Fund in good order by the November 7, 2023 and February 6, 2024 Repurchase Request Deadlines exceeded the number of Fund shares subject to each repurchase offer and, as such, the Fund determined to repurchase shares on a pro rata basis. Accordingly, the Fund repurchased approximately 49% of the total number of shares tendered for repurchase on November 7, 2023, and approximately 50% of the total number of shares tendered for repurchase on February 6, 2024. The results of the aforementioned repurchase offers were as follows:

	Repurchase Offer #1	Repurchase Offer #2
Commencement Date	September 28, 2023	December 28, 2023
Repurchase Request Deadline	November 7, 2023	February 6, 2024
Repurchase Pricing Date	November 7, 2023	February 6, 2024
Amount Repurchased	$253,932,147	$244,665,962
Shares Repurchased	9,998,411	9,703,802

8. PRINCIPAL RISK FACTORS

The following list is not intended to be a comprehensive listing of all of the potential risks associated with the Fund. For a more comprehensive list of potential risks the Fund may be subject to, please refer to the Fund’s Prospectus and Statement of Additional Information (“SAI”).

Cybersecurity Risk – Cybersecurity refers to the combination of technologies, processes and procedures established to protect information technology systems and data from unauthorized access, attack or damage. The Fund and its affiliates and third-party service providers are subject to cybersecurity risks. Cybersecurity risks have significantly increased in recent years and the Fund could suffer such losses in the future. The Fund’s and its affiliates’ and third-party service providers’ computer systems, software, and networks may be vulnerable to unauthorized access, computer viruses or other malicious code, and other events that could have a security impact. If one or more of such events occur, this potentially could jeopardize confidential and other information, including nonpublic personal information and sensitive business data, processed and stored in, and transmitted through, computer systems and networks, or otherwise cause interruptions or malfunctions in the Fund’s operations or the operations of their respective affiliates and third-party service providers. This could result in significant losses, reputational damage, litigation, regulatory fines or penalties, or otherwise adversely affect the Fund’s business, financial condition or results of operations. Privacy and information security laws and regulation changes, and compliance with those changes, may result in cost increases due to system changes and the development of new administrative processes. In addition, the Fund may be required to expend significant additional resources to modify the Fund’s protective measures and to investigate and remediate vulnerabilities or other exposures arising from operational and security risks.

44	1.888.926.2688 | www.apollo.com

Apollo Diversified Real Estate Fund	Notes to Financial Statements

March 31, 2024 (Unaudited)

Concentration of Credit Risk – The Fund places its cash with one banking institution, which is insured by the Federal Deposit Insurance Corporation (“FDIC”). The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Fund to a credit risk. The Fund does not believe that such deposits are subject to any unusual risk associated with investment activities. The Fund may invest cash balances in an open-end Money Market Mutual Fund (“Money Market Fund”). The Money Market Fund is valued at its closing NAV. The Money Market Fund is not subject to FDIC insurance.

Distribution Policy Risk – The Fund’s distribution policy is to make quarterly distributions to shareholders. All or a portion of a distribution may consist solely of a return of capital (i.e. from your original investment) and not a return of net profit. Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares.

General Market Conditions Risk – An investment in shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of your shares at any point in time may be worth less than the value of your original investment, even after taking into account any reinvestment of distributions. The Fund may also use leverage, which would magnify the Fund’s investment, market and certain other risks.

Various sectors of the global financial markets have been experiencing an extended period of adverse conditions. Market uncertainty has increased dramatically, particularly in the United States and Europe, and adverse market conditions have expanded to other markets. These conditions have resulted in disruption of markets, periods of reduced liquidity, greater volatility, general volatility of spreads, an acute contraction in the availability of credit and a lack of price transparency. These volatile and often difficult global market conditions have episodically adversely affected the market values of real estate, and other securities and this volatility may continue and conditions could even deteriorate further. Some of the largest banks and companies across many sectors of the economy in the United States and Europe have declared bankruptcy, entered into insolvency, administration or similar proceedings, been nationalized by government authorities, and/or agreed to merge with or be acquired by other banks or companies that had been considered their peers. The long-term impact of these events is uncertain, but could continue to have a material effect on general economic conditions, consumer and business confidence and market liquidity.

Major public health issues, such as COVID-19, have at times, and may in the future impact the Fund. The COVID-19 pandemic caused substantial market volatility and global business disruption and impacted the global economy in significant and unforeseen ways. Any public health emergency, including the COVID-19 pandemic or any outbreak of other existing or new epidemic diseases or the threat thereof, and the resulting financial and economic market uncertainty, could have a material adverse impact on the Fund or its investments.

Moreover, changes in interest rates, travel advisories, quarantines and restrictions, disrupted supply chains and industries, impact on labor markets, reduced liquidity or a slowdown in U.S. or global economic conditions resulting from a future public health crisis may also adversely affect the Fund or its investments. COVID-19, or any other health crisis and the current or any resulting financial, economic and capital markets environment, and future developments in these and other areas present uncertainty and risk with respect to the Fund’s NAV, performance, financial condition, results of operations, ability to pay distributions, and portfolio liquidity, among other factors.

In early 2022, Russia commenced a military invasion of Ukraine. In response, countries worldwide, including the United States, have imposed sanctions against Russia on certain businesses and individuals, including, but not limited to, those in the banking, import and export sectors. This invasion has led to, and for an unknown period of time, may continue to lead to, disruptions in local, regional, national, and global markets and economies. The invasion of Ukraine has caused, and may continue to cause, political, social, and economic disruptions and uncertainties as well as material increases in certain commodity prices that may affect the Fund’s business operations.

Semi-Annual Report | March 31, 2024	45

Apollo Diversified Real Estate Fund	Notes to Financial Statements

March 31, 2024 (Unaudited)

Failure of Financial Institutions and Sustained Financial Market Illiquidity Risk – The failure of certain financial institutions, namely banks, may increase the possibility of a sustained deterioration of financial market liquidity, or illiquidity at clearing, cash management and/or custodial financial institutions. The failure of a bank (or banks) with which the Fund and/or the Fund’s underlying investments have a commercial relationship could adversely affect, among other things, the Fund and/or the Fund’s underlying investments’ ability to pursue key strategic initiatives, including by affecting the Fund’s ability to borrow from financial institutions on favorable terms.

Inflation and Interest Rate Risk – Inflation risk is the risk that the value of certain assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund and its distributions can decline.

In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of leverage would likely increase, which would tend to further reduce returns to shareholders. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund’s portfolio. It cannot be predicted with certainty when, or how, these policies will change, but actions by the Federal Reserve and other central bankers may have a significant effect on interest rates and on the U.S. and world economies generally. Market volatility, rising interest rates, uncertainty around interest rates and/or unfavorable economic conditions could adversely affect our business.

Due to global supply chain disruptions, a rise in energy prices, strong consumer demand as economies continue to reopen and other factors, inflation has accelerated in the U.S. and globally. Recent inflationary pressures have increased the costs of labor, energy and raw materials and have adversely affected consumer spending, economic growth and portfolio companies’ operations. If such portfolio companies are unable to pass any increases in their costs of operations along to their customers, it could adversely affect their operating results and impact their ability to pay interest and principal on their loans, particularly if interest rates rise in response to inflation. In addition, any projected future decreases in a portfolio companies’ operating results due to inflation could adversely impact the fair value of those investments. Any decreases in the fair value of our investments could result in future realized or unrealized losses and therefore reduce our net assets resulting from operations.

Additionally, the Federal Reserve has raised, and has indicated its intent to continue raising, certain benchmark interest rates in an effort to combat inflation. As such, inflation may continue in the near to medium-term, particularly in the U.S., with the possibility that monetary policy may tighten in response. It cannot be predicted with certainty when, or how, these policies will change, but actions by the Federal Reserve and other central bankers may have a significant effect on interest rates and on the U.S. and world economies generally. Market volatility, rising interest rates, uncertainty around interest rates and/or unfavorable economic conditions could adversely affect our business.

Liquidity Risk – The Fund is a closed-end investment company structured as an “interval fund” and designed for long-term investors. Unlike many closed-end investment companies, the Fund’s shares are not listed on any securities exchange and are not publicly traded. There currently is no secondary market for the shares and the Adviser does not expect that a secondary market will develop. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% of the Fund’s shares outstanding at net asset value. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer. The Fund’s investments are also subject to liquidity risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

Mortgage-Backed Securities Risk – Mortgage-backed securities represent interests in “pools” of mortgages and often involve risks that are different from or possibly more acute than risks associated with other types of debt instruments. When the Fund invests in mortgage- backed securities, the Fund is subject to the risk that, if the underlying borrowers fail to pay interest or repay principal, the assets backing these securities may not be sufficient to support payments on the securities.

Prepayment risk is associated with mortgage-backed securities. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Fund’s investments. If interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise, increasing the potential for the Fund to lose money. The value of these securities may be significantly affected by changes in interest rates, the market’s perception of issuers, and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize these instruments may depend on the ability of the Adviser to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. The credit risk on such securities is affected by borrowers defaulting on their loans. The values of assets underlying mortgage-backed securities may decline and, therefore, may not be adequate to cover underlying investors. Many of the risks of investing in MBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.

46	1.888.926.2688 | www.apollo.com

Apollo Diversified Real Estate Fund	Notes to Financial Statements

March 31, 2024 (Unaudited)

Preferred Securities Risk – There are various risks associated with investing in preferred securities, including credit risk, interest rate risk, deferral and omission of distributions, subordination to bonds and other debt securities in a company’s capital structure, limited liquidity, limited voting rights and special redemption rights. Interest rate risk is, in general, the risk that the price of a preferred security falls when interest rates rise. Securities with longer maturities tend to be more sensitive to interest rate changes. Credit risk is the risk that an issuer of a security may not be able to make principal and interest or dividend payments on the security as they become due. Holders of preferred securities may not receive dividends, or the payment can be deferred for some period of time. In bankruptcy, creditors are generally paid before the holders of preferred securities.

Private Investment Fund Risk – The Fund’s investment in Private Investment Funds will require it to bear a pro rata share of the vehicles’ expenses, including management and performance fees. The fees the Fund pays to invest in a Private Investment Fund may be higher than if the manager of the Private Investment Fund managed the Fund’s assets directly. The incentive fees charged by certain Private Investment Funds may create an incentive for its manager to make investments that are riskier and/or more speculative than those it might have made in the absence of an incentive fee. The Private Investment Funds are not publicly traded and therefore may not be as liquid as other types of investments. Furthermore, Private Investment Funds, like the other Underlying Funds in which the Fund may invest, are subject to specific risks, depending on the nature of the vehicle and also may employ leverage such that their returns are more than one times that of their benchmark which will amplify losses suffered by the Fund when compared to unleveraged investments. For example, these Private Investment Funds need not have independent boards, shareholder approval of advisory contracts may not be required, and the Private Investment Funds may utilize leverage and may engage in joint transactions with affiliates. These characteristics present additional risks for shareholders.

The managers of Private Investment Funds may draw down on the Fund’s capital commitment all at once or in a series of capital calls. The portion of the Fund’s commitment to a Private Investment Fund that has not been called is referred to as an “unfunded commitment.” The Fund may have a contractual obligation to provide capital to meet its unfunded commitment when the managers of a Private Investment Fund draws upon the commitment. Pursuant to regulations governing unfunded commitments, at the time the Fund enters into an unfunded commitment, it must have a reasonable belief that it will have sufficient cash and cash equivalents to meet its obligations with respect to all of its unfunded commitment agreements, in each case as they come due. These regulations could reduce the Fund’s flexibility to make investments in Private Investment Funds and require the Fund to modify its investment strategies. In order to meet its obligations, and these regulatory requirements, the Fund may be required to hold a substantial amount of its assets in money market securities, cash or cash equivalents, possibly for prolong periods of time; liquidate portfolio securities at an inopportune time; or borrow under a line of credit. This could make it difficult or impossible to take or liquidate a position in a particular security at a price consistent with the Adviser’s strategy.

Investment in Private Investment Funds carries the risk of loss due to Private Investment Funds’ fraud, intentional or inadvertent deviations from a predefined investment strategy (including excessive concentration, directional investing outside of predefined ranges, excessive leverage or new capital markets), or poor judgment. During the lifetime of the Fund, there could be material changes in one or more Private Investment Funds, including changes in control and mergers. The effect of such changes on a Private Investment Fund cannot be predicted but could be material and adverse. Given the limited liquidity of the Private Investment Funds, the Fund may not be able to alter its portfolio allocation in sufficient time to respond to any such changes, resulting in substantial losses from risks of Private Investment Funds.

Real Estate Industry Concentration Risk – Because the Fund will concentrate its investments in real estate securities, its portfolio will be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio. In addition, the Fund may invest in real estate equity or debt and therefore may be subject to risks similar to those associated with direct investment in real property. The value of the Fund’s shares will be affected by factors affecting the value of real estate and the earnings of companies engaged in the real estate industry. These factors include, among others: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates. The value of securities of companies in the real estate industry may go through cycles of relative under-performance and over-performance in comparison to equity securities markets in general. As of March 31, 2024, the Fund had 107.79% of the value of its net assets invested within the real estate industry.

Semi-Annual Report | March 31, 2024	47

Apollo Diversified Real Estate Fund	Notes to Financial Statements

March 31, 2024 (Unaudited)

There are also special risks associated with particular real estate sectors, or real estate operations generally, as described below:

Retail Properties. Retail properties are affected by the overall health of the economy and may be adversely affected by, among other things, the growth of alternative forms of retailing, bankruptcy, departure or cessation of operations of a tenant, a shift in consumer demand due to demographic changes, changes in spending patterns and lease terminations.

Office Properties. Office properties are affected by the overall health of the economy, and other factors such as a downturn in the businesses operated by their tenants, obsolescence and non-competitiveness.

Industrial Properties. Industrial properties are affected by the overall health of the economy and other factors such as downturns in the manufacture, processing and shipping of goods.

Hospitality Properties. The risks of hotel, motel and similar hospitality properties include, among other things, the necessity of a high level of continuing capital expenditures, competition, increases in operating costs which may not be offset by increases in revenues, dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel, and adverse effects of general and local economic conditions. Hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties.

Healthcare and Life Sciences Properties. Healthcare and life sciences properties and healthcare providers are affected by several significant factors, including federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations, continued availability of revenue from government reimbursement programs and competition on a local and regional basis. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursements.

Student Housing Properties. Student housing properties are affected by seasonal leasing, cash flow risks, and are subject to unique demand drivers.

Multifamily Properties. The value and successful operation of a multifamily property may be affected by a number of factors such as the location of the property, the ability of the management team, the level of mortgage interest rates, the presence of competing properties, adverse economic conditions in the locale, oversupply and rent control laws or other laws affecting such properties.

Residential Properties. Residential properties can be significantly affected by the national, regional and local real estate markets. This segment of the real estate industry also is sensitive to interest rate fluctuations which can cause changes in the availability of mortgage capital and directly affect the purchasing power of potential homebuyers. Thus, residential properties can be significantly affected by changes in government spending, consumer confidence, demographic patterns and the level of new and existing home sales.

Shopping Centers. Shopping center properties are dependent upon the successful operations and financial condition of their tenants, particularly certain of their major tenants, and could be adversely affected by bankruptcy of those tenants. In some cases a tenant may lease a significant portion of the space in one center, and the filing of bankruptcy could cause significant revenue loss, including the loss of revenue from smaller tenants with co-tenancy rights. Like others in the commercial real estate industry, community centers are subject to environmental risks and interest rate risk. They also face the need to enter into new leases or renew leases on favorable terms to generate rental revenues. Community center properties could be adversely affected by changes in the local markets where their properties are located, as well as by adverse changes in national economic and market conditions.

Self-Storage Properties. The value and successful operation of a self-storage property may be affected by a number of factors, such as the ability of the management team, the location of the property, the presence of competing properties, changes in traffic patterns and effects of general and local economic conditions with respect to rental rates and occupancy levels.

48	1.888.926.2688 | www.apollo.com

Apollo Diversified Real Estate Fund	Notes to Financial Statements

March 31, 2024 (Unaudited)

Other factors may contribute to the risk of real estate investments:

Development Issues. Certain real estate companies may engage in the development or construction of real estate properties. These companies in which the Fund invests (“portfolio companies”) are exposed to a variety of risks inherent in real estate development and construction, such as the risk that there will be insufficient tenant demand to occupy newly developed properties, and the risk that prices of construction materials or construction labor may rise materially during the development.

Lack of Insurance. Certain of the portfolio companies in the Fund’s portfolio may fail to carry comprehensive liability, fire, flood, earthquake extended coverage and rental loss insurance, or insurance in place may be subject to various policy specifications, limits and deductibles. Should any type of uninsured loss occur, the portfolio company could lose its investment in, and anticipated profits and cash flows from, a number of properties and, as a result, adversely affect the Fund’s investment performance.

Dependence on Tenants. The value of the Fund’s portfolio companies’ properties and the ability of these companies to make distributions to their shareholders depends upon the ability of the tenants at the properties to generate enough income in excess of their tenant operating expenses to make their lease payments. Changes beyond the control of our portfolio companies may adversely affect their tenants’ ability to make their lease payments and, in such event, would substantially reduce both their income from operations and ability to make distributions to our portfolio companies and, consequently, the Fund.

Financial Leverage. Real estate companies may be highly leveraged and financial covenants may affect the ability of real estate companies to operate effectively.

Environmental Issues. In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a portfolio company may be considered an owner, operator or responsible party of such properties and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such portfolio company and, as a result, the amount available to make distributions on shares of the Fund could be reduced.

Financing Issues. Financial institutions in which the Fund may invest are subject to extensive government regulation. This regulation may limit both the amount and types of loans and other financial commitments a financial institution can make, and the interest rates and fees it can charge. In addition, interest and investment rates are highly sensitive and are determined by many factors beyond a financial institution’s control, including general and local economic conditions (such as inflation, recession, money supply and unemployment) and the monetary and fiscal policies of various governmental agencies such as the Federal Reserve Board. These limitations may have a significant impact on the profitability of a financial institution since profitability is attributable, at least in part, to the institution’s ability to make financial commitments such as loans. Profitability of a financial institution is largely dependent upon the availability and cost of the institution’s funds, and can fluctuate significantly when interest rates change.

Rehypothecated Securities Risk – In connection with the use of the BNP Credit Facility for leverage, the Fund permits the lender, subject to certain conditions, to rehypothecate (i.e., lend to other counterparties) portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The terms of the BNP Credit Facility provide that the Fund continue to receive dividends and interest on rehypothecated securities. The Fund has the right under the BNP Credit Facility to recall rehypothecated securities from BNP on demand. If BNP fails to deliver a recalled security in a timely manner, the BNP Credit Facility provides for compensation by BNP to the Fund for any fees or losses related to the failed delivery or, in the event a recalled security will not be returned by BNP, for the Fund, upon notice to BNP, to reduce the loan balance outstanding by the amount of the recalled security failed to be returned. The terms of the BNP Credit Facility pursuant to which portfolio securities pledged by the Fund are rehypothecated may provide for receipt by the Fund, either directly or indirectly through a reduction in the costs associated with the BNP Credit Facility, of a portion of the fees earned by BNP in connection with the rehypothecation of such portfolio securities. Rehypothecation by BNP of the Fund’s pledged portfolio securities entails risks, including the risk that BNP will be unable or unwilling to return rehypothecated securities, which could result in, among other things, the inability of the Fund to find suitable investments to replace the unreturned securities, thereby impairing the ability the Fund to achieve its investment objective.

REIT Risk – Investments (directly or indirectly) in REITs will subject the Fund to various risks. REIT share prices may decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. REITs often invest in highly leveraged properties. Returns from REITs, which typically are small or medium capitalization stocks, may trail returns from the overall stock market. In addition, changes in interest rates may hurt real estate values or make REIT shares less attractive than other income-producing investments. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.

Semi-Annual Report | March 31, 2024	49

Apollo Diversified Real Estate Fund	Notes to Financial Statements

March 31, 2024 (Unaudited)

Qualification as a REIT under the Code in any particular year is a complex analysis that depends on a number of factors. There can be no assurance that an entity in which the Fund invests with the expectation that it will be taxed as a REIT will, in fact, qualify as a REIT. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity. If the Fund were to invest in an entity that failed to qualify as a REIT, such failure could significantly reduce the Fund’s yield on that investment. REITs can be classified as equity REITs, mortgage REITs, and hybrid REITs. Equity REITs invest primarily in real property and earn rental income from leasing those properties. They may also realize gains or losses from the sale of properties. Equity REITs will be affected by conditions in the real estate rental market and by changes in the value of the properties they own. Mortgage REITs invest primarily in mortgages and similar real estate interests and receive interest payments from the owners of the mortgaged properties. Mortgage REITs will be affected by changes in creditworthiness of borrowers and changes in interest rates. Hybrid REITs invest both in real property and in mortgages. Equity and mortgage REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects.

Dividends paid by REITs will not generally qualify for the reduced U.S. federal income tax rates applicable to qualified dividends under the Code. See “U.S. Federal Income Tax Matters.” The Fund’s investments in REITs may include an additional risk to shareholders. Some or all of a REIT’s annual distributions to its investors may constitute a non-taxable return of capital. Any such return of capital will generally reduce the Fund’s basis in the REIT investment, but not below zero. To the extent the distributions from a particular REIT exceed the Fund’s basis in such REIT, the Fund will generally recognize gain. In part because REIT distributions often include a nontaxable return of capital, Fund distributions to shareholders may also include a nontaxable return of capital. Shareholders that receive such a distribution will also reduce their tax basis in their shares of the Fund, but not below zero. To the extent the distribution exceeds a shareholder’s basis in the Fund’s shares, such shareholder will generally recognize a capital gain. The Fund does not have any investment restrictions with respect to investments in REITs.

Transition from LIBOR Risk – Although the London Interbank Offered Rate (“LIBOR”) is no longer published as of June 30, 2023, holding of certain of the Fund’s underlying investments may still include a LIBOR reference rate. The elimination of LIBOR and transition to other reference rates, or any other changes or reforms to the determination or supervision of reference rates, could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect Fund performance and/or NAV. Uncertainty and risk still remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may still lead to increased volatility and illiquidity in markets that have historically been tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting Fund performance.

Furthermore, the risks associated with the discontinuation of LIBOR and transition to alternative rates may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. The ultimate impact of the discontinuance of LIBOR on the Fund remains uncertain and may result in losses to the Fund. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing the Secured Overnight Financing Rate (referred to as “SOFR”), which is their preferred alternative rate for U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are in the process of developing in response to these new rates. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate, the Sterling Overnight Interbank Average Rate and SOFR, there has been no global consensus as to an alternative rate and the process for amending existing contracts or instruments to transition away from LIBOR remains incomplete.

Use of Leverage by the Fund – Although the Fund has the option to borrow, including through the Credit Facilities, there are significant risks that may be assumed in connection with such borrowings. Investors in the Fund should consider the various risks of financial leverage, including, without limitation, the matters described below. There is no assurance that a leveraging strategy would be successful. Financial leverage involves risks and special considerations for shareholders including: (i) the likelihood of greater volatility of NAV of the shares than a comparable portfolio without leverage; (ii) the risk that fluctuations in interest rates on borrowings and short-term debt that the Fund must pay will reduce the return to the shareholders; (iii) the effect of financial leverage in a market experiencing rising interest rates, which would likely cause a greater decline in the NAV of the shares than if the Fund were not leveraged; and (iv) the potential for an increase in operating costs, which may reduce the Fund’s total return. In the event that the Fund would be required to sell assets at a loss, including in order to redeem or pay off any borrowing, such a sale would reduce the Fund’s NAV and may make it difficult for the NAV to recover. The Fund nevertheless may continue to use financial leverage if the Adviser expects that the benefits to the shareholders of maintaining the leveraged position likely would outweigh a resulting reduction in the current return.

Certain types of borrowings by the Fund would result in the Fund being subject to covenants in credit agreements relating to asset coverage and Fund composition requirements that are more stringent than those currently imposed on the Fund by the 1940 Act. In addition, borrowings by the Fund may be made on a secured basis. The Custodian will then either segregate the assets securing the Fund’s borrowings for the benefit of the Fund’s lenders or arrangements will be made with a suitable sub-custodian. If the assets used to secure a borrowing decrease in value, the Fund may be required to pledge additional collateral to the lender in the form of cash or securities to avoid liquidation of those assets. In the event of a default, the lenders will have the right, through the Custodian, to redeem the Fund’s investments in underlying Investment Funds without consideration of whether doing so would be in the best interests of the Fund’s shareholders. The rights of any lenders to the Fund to receive payments of interest on and repayments of principal of borrowings will be senior to the rights of the Fund’s shareholders, and the terms of the Fund’s borrowings may contain provisions that limit certain activities of the Fund and could result in precluding the purchase of instruments that the Fund would otherwise purchase.

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Apollo Diversified Real Estate Fund	Notes to Financial Statements

March 31, 2024 (Unaudited)

The use of financial leverage involves financial risk and would increase the exposure of the Fund’s investment returns to adverse economic factors such as rising interest rates, downturns in the economy or deterioration in the condition of the investments. There would be a risk that operating cash flow available to the Fund would be insufficient to meet required payments and a risk that it would not be possible to refinance existing indebtedness or that the terms of such refinancing would not be as favorable as the terms of existing indebtedness. Borrowings by the Fund may be secured by any or all of the assets of the Fund, with the consequences that the Fund may lose more than its equity stake in any one investment, and may lose all of its capital.

Valuation of Private Investment Funds – While the valuation of the Fund’s publicly-traded securities are more readily ascertainable, the Fund’s ownership interest in Private Investment Funds are not publicly traded and the Fund will depend on the institutional asset manager to a Private Investment Fund to provide a valuation of the Fund’s investment. Moreover, the valuation of the Fund’s investment in a Private Investment Fund, as provided by an institutional asset manager as of a specific date, may vary from the fair value of the investment that may be obtained if such investment were sold to a third party. For information about the value of the Fund’s investment in Private Investment Funds, the Adviser will be dependent on information provided by the Private Investment Funds, including quarterly unaudited financial statements which if inaccurate could adversely affect the Adviser’s ability to value accurately the Fund’s shares.

9. SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.

As outlined in the Fund’s Quarterly Repurchase Offer Notice dated March 28, 2024, the Fund offered to repurchase up to 5% of its outstanding shares at the net asset value of such shares on May 7, 2024. Shareholder repurchase requests received by the Fund in good order by May 7, 2024 exceeded the number of shares subject to the Repurchase Offer and, as such, the Fund determined to repurchase shares on a pro rata basis. Accordingly, the Fund repurchased approximately 43% of the total number of shares tendered for repurchase by the Repurchase Deadline, which resulted in 9,417,287 shares being repurchased for $232,348,825.

Management has determined that there were no other subsequent events to report through the issuance of these financial statements.

Semi-Annual Report | March 31, 2024	51

Apollo Diversified Real Estate Fund	Additional Information

March 31, 2024 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Fund uses to vote proxies relating to its portfolio securities is available without charge upon request by calling toll-free 888-926-2688, or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to underlying portfolio securities during the most recent 12-month period ended June 30th is available without charge upon request by calling toll-free 888-926-2688, or on the SEC’s website at http://www.sec.gov.

2. QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s web site at http://www.sec.gov.

3. TRUSTEES’ CONSIDERATION AND APPROVAL OF ADVISORY AND SUB‐ADVISORY AGREEMENTS

TRUSTEES’ CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT WITH APOLLO REAL ESTATE FUND ADVISER, LLC

Apollo Real Estate Fund Adviser, LLC (the “Adviser”) supervises the investments of the Fund pursuant to a Management Agreement (the “Management Agreement”). At a meeting of the Fund’s Board of Trustees on March 13, 2024, the Trustees approved the continuation of the Management Agreement for a one-year term. The Board, including the Independent Trustees, concluded that approval of the Management Agreement is in the best interests of the Fund and its shareholders.

In considering whether to approve the Management Agreement, the Trustees reviewed and considered the information they deemed reasonably necessary, including the following material factors discussed in further detail below: (1) the nature, extent, and quality of the services to be provided by the Adviser; (2) the investment performance of the Fund and the Adviser; (3) the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Fund; (4) the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors; (5) the Adviser’s practices regarding brokerage and portfolio transactions; and (6) the Adviser’s practices regarding possible conflicts of interest.

The Trustees also reviewed a memorandum from the Fund’s legal counsel that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the Management Agreement, including the types of information and factors that should be considered in order to make an informed decision.

(1)	The nature, extent, and quality of the services to be provided by the Adviser. The Trustees evaluated the Adviser’s staffing, personnel, and methods of operating; the education and experience of the Adviser’s personnel; the Adviser’s compliance programs, policies, and procedures; the financial condition of the Adviser; and the level of commitment to the Fund and the Adviser by the principals of the Adviser. The Trustees considered the responsibilities of the Adviser under the Management Agreement and reviewed the services provided to the Fund including, without limitation, the Adviser’s procedures for formulating investment recommendations and assuring compliance with the Fund’s investment objectives and limitations, coordination of services for the Fund among the Fund’s service providers, expertise and experience in the field, and efforts to promote the Fund, grow the Fund’s assets, and assist in the distribution of Fund shares. The Trustees noted the Fund's investment objective is to generate a return comprised of current income and capital appreciation with moderate volatility and low correlation to the broader markets, and that the Adviser pursues the investment objective by strategically investing across private institutional real estate investment funds as well as a diversified set of public real estate securities. The Trustees also noted that the Adviser continues its process of allocating between public and private real estate securities and allows the Fund to invest across a diversified set of investment managers and strategies as well as to provide investment exposure across property types and geographies. The Board noted the Adviser’s robust investment process, which has benefited the Fund through negotiation of fee reductions and other benefits for the Fund. The Trustees reviewed the balance sheet of the Adviser and discussed the financial stability and profitability of the firm. The Trustees noted that the Fund’s principal officers are personnel of the Adviser, and its affiliates serve the Fund without additional compensation (with the exception of the Fund’s chief compliance officer). The Board noted that the depth of experience of the personnel of the Adviser. The Board recognized the attention given to the Adviser by other financial advisers in the real estate industry for their knowledge of real estate investments. After reviewing the foregoing information and other information in the Adviser’s Memorandum (e.g., the Adviser’s Form ADV and descriptions of the Adviser’s business and compliance program), the Board concluded that the nature, extent, and quality of the services provided by the Adviser to the Fund were satisfactory.

(2)	The investment performance of the Fund and the Adviser. The Trustees noted the Fund’s strong positive performance since its inception. After reviewing the Fund’s performance and other factors, the Board concluded that it was satisfied with the performance of the Fund.

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Apollo Diversified Real Estate Fund	Additional Information
March 31, 2024 (Unaudited)

(3)	The costs of the services to be provided by the Adviser. The Trustees evaluated the current and projected asset levels of the Fund; and the overall expenses of the Fund, including the nature and frequency of advisory fee payments.

The Trustees then compared the fees and expenses of the Fund (including the management fee) to other peer funds comparable in terms of the type of fund, the nature of its investment strategy, and its style of investment management, among other factors. The Trustees determined that the base management fee was higher than other funds but noted that other funds had externalized certain services that the Adviser provided (such as research) as part of its management fees and agreed that it was important to consider the entire expense ratio in the comparison. In that regard, they noted that the net expense ratio was below the average of the peer group. The Board considered that other peer funds also utilized less laborious strategies.

The Trustees noted that the Adviser had agreed to an Expense Limitation Agreement, which limits the Fund’s annual operating expenses, that was still in effect. The Trustees also considered potential benefits for the Adviser in managing the Fund, including promotion of the Adviser’s name.

Following further consideration and discussion of the foregoing, the Board concluded that the fee paid to the Adviser by the Fund was fair and reasonable in relation to the nature and quality of the services provided by the Adviser and that they reflected charges that were within a range of what could have been negotiated at arm’s length.

(4)	The profits to be realized by the Adviser and its affiliates from the relationship with the Fund. The Trustees reviewed the Adviser’s profitability analysis in connection with its management of the Fund and noted that the Adviser earned what the Board considered to be a reasonable profit from its relationship with the Fund. The Board concluded that the Adviser’s profitability was not excessive.

(5)	The extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors. The Trustees considered that the Fund’s fee arrangements with the Adviser involved both the management fee and an Expense Limitation Agreement. The Trustees noted that, while the management fee remains the same at all asset levels, the Fund’s shareholders have benefitted from the Fund’s expense limitation arrangement over time, although the Fund’s assets had grown to a level where the Fund’s expenses fell below the cap set by the arrangement, and as a result the Adviser has been receiving its full fee. The Trustees further noted that prior fee waivers and expense reimbursements borne by the Adviser have aided the Fund’s growth since its inception. The Trustees also noted that the Fund’s shareholders would benefit from economies of scale under the Fund’s agreements with service providers other than the Adviser. Further, the size of the Fund has allowed the Adviser to lead additional negotiations to reduce the Fund’s fees when making investments, which, while time intensive for the Adviser, reflected significant benefits to the Fund. Following further discussion of the Fund’s current and projected asset levels, expectations for growth, and fee levels, the Board determined that the Fund’s fee arrangements were fair and reasonable in relation to the nature and quality of the services provided by the Adviser and that the Expense Limitation Agreement has provided savings for the benefit of the Fund’s investors.

(6)	The Adviser’s practices regarding brokerage and portfolio transactions. The Trustees reviewed the Adviser’s standards, and performance in utilizing those standards, for seeking best execution for Fund portfolio transactions. The Trustees also considered the portfolio turnover rate for the Fund; the process by which evaluations are made of the overall reasonableness of commissions paid; the method and basis for selecting and evaluating the broker-dealers used; any anticipated allocation of portfolio business to persons affiliated with the Adviser; and the extent to which the Fund allocates portfolio business to broker-dealers who provide research, statistical, or other services (“soft dollars”). After further review and discussion, the Board determined that the Adviser’s practices regarding brokerage and portfolio transactions were satisfactory.

(7)	The Adviser’s practices regarding conflicts of interest. The Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Fund; the basis of decisions to buy or sell securities for the Fund and the Adviser’s other accounts; the method for bunching of portfolio securities transactions; and the substance and administration of the Adviser’s code of ethics. Following further consideration and discussion, the Board indicated that the Adviser’s standards and practices relating to the identification and mitigation of potential conflicts of interests were satisfactory.

Having requested and received such information from the Adviser as the Trustees believed to be reasonably necessary to evaluate the continuation of the Management Agreement, the Board, including the Independent Trustees, approved the continuation of the Management Agreement.

Semi-Annual Report | March 31, 2024	53

Apollo Diversified Real Estate Fund	Additional Information

March 31, 2024 (Unaudited)

TRUSTEES’ CONSIDERATION AND APPROVAL OF SUB-ADVISORY AGREEMENT WITH CENTERSQUARE INVESTMENT MANAGEMENT LLC

CenterSquare Investment Management LLC (“CenterSquare”) serves as an investment sub-adviser to the Fund pursuant to an investment sub-advisory agreement (the “CenterSquare Agreement”) between the Adviser and CenterSquare. At a meeting of the Fund’s Board of Trustees on March 13, 2024, the Trustees approved the continuation of the CenterSquare Agreement for a one-year term.

In considering whether to approve the CenterSquare Agreement, the Trustees reviewed and considered the information they deemed reasonably necessary, including the following material factors discussed in further detail below: (1) the nature, extent, and quality of the services to be provided by CenterSquare; (2) the investment performance of the Fund and CenterSquare; (3) the costs of the services to be provided and profits to be realized by CenterSquare and its affiliates from the relationship with the Fund; (4) the extent to which economies of scale would be realized as the Fund grows and whether sub-advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors; (5) CenterSquare’s practices regarding brokerage and portfolio transactions; and (6) CenterSquare’s practices regarding possible conflicts of interest.

The Trustees also reviewed a memorandum from the Fund’s legal counsel that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the CenterSquare Agreement, including the types of information and factors that should be considered in order to make an informed decision.

(1)	The nature, extent, and quality of the services to be provided by CenterSquare. The Trustees evaluated CenterSquare’s staffing, personnel, and methods of operating; the education and experience of CenterSquare’s personnel; CenterSquare’s compliance program, policies, and procedures; the financial condition of CenterSquare; and the level of commitment to the Fund and CenterSquare by the principals of CenterSquare. The Trustees reviewed the balance sheet of CenterSquare (specifically its parent company) and discussed the financial stability and profitability of the firm. The Trustees considered the responsibilities of CenterSquare under the Investment Sub-Advisory Agreement and reviewed the services provided to the Fund including, without limitation, CenterSquare’s procedures for formulating investment recommendations and assuring compliance with the Fund’s investment objectives and limitations, and efforts to promote the Fund, and grow the Fund’s assets. The Trustees noted that CenterSquare supports the Adviser in seeking to achieve the Fund’s investment objective to generate a balanced return comprised of current income and capital appreciation with moderate volatility and low correlation to the broader markets by investing in publicly traded, income producing, equity and certain debt real estate related securities. After reviewing the foregoing information and further information in the memorandum from CenterSquare (e.g., CenterSquare’s Form ADV and descriptions of the firm’s business and compliance program), the Board concluded that the nature, extent, and quality of the services provided by CenterSquare were satisfactory and appropriate for the Fund.

(2)	The investment performance of the Fund and CenterSquare. The Trustees discussed the performance of the public real estate related securities portion of the Fund. The Trustees noted the Fund’s continued strong performance in the period since inception and recalled their deliberations relating to the Adviser. The Board agreed that they should consider the performance of the Fund as a whole in reviewing this factor and noted that Adviser continued to be satisfied with CenterSquare’s performance. After reviewing these considerations, the Board concluded that the investment performance of CenterSquare was satisfactory.

(3)	The costs of the services to be provided by CenterSquare. The Trustees evaluated the overall expenses of the Fund, including the nature and frequency of advisory and sub‐advisory fee payments. The Trustees also considered potential benefits for CenterSquare in providing services to the Fund. The Trustees noted that the Adviser paid the fee to CenterSquare out of its management fee, agreeing that, accordingly, the Fund’s overall management fee and expenses was the appropriate vehicle to compare to other funds. The Board also noted that CenterSquare represented that the sub‐advisory fee being charged to the Fund was a material discount from its standard fee schedule. The Board recalled their deliberations relating to the Adviser’s cost of services. Following further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to CenterSquare indirectly by the Fund were fair and reasonable in relation to the nature and quality of the services provided by CenterSquare and that they reflected charges that were within a range of what could have been negotiated at arm’s length.

(4)	The profits to be realized by CenterSquare and its affiliates from the relationship with the Fund. The Trustees reviewed CenterSquare’s profitability analysis in connection with its management of the Fund and noted that CenterSquare earned what the Board considered to be a reasonable profit from its relationship with the Fund. The Board concluded that CenterSquare’s profitability was not excessive.

(5)	The extent to which economies of scale would be realized as the Fund grows and whether the advisory fee levels reflect these economies of scale for benefit of the Fund’s investors. The Trustees considered that the Fund’s fee arrangements with CenterSquare and noted that the sub-advisory fee contained break points, which caused the Adviser to pay lower fees to CenterSquare based on higher asset levels. Following further discussion of the Fund’s current and projected asset levels, expectations for growth, and levels of fees, the Board determined that the Fund’s fee arrangements were fair and reasonable in relation to the nature and quality of the services provided by CenterSquare.

54	1.888.926.2688 | www.apollo.com

Apollo Diversified Real Estate Fund	Additional Information

March 31, 2024 (Unaudited)

(6)	CenterSquare’s practices regarding brokerage and portfolio transactions. The Trustees reviewed CenterSquare standards, and performance in utilizing those standards, for seeking best execution for Fund portfolio transactions. The Trustees also considered the portfolio turnover rate for the Fund; the process by which evaluations are made of the overall reasonableness of commissions paid; the method and basis for selecting and evaluating the broker-dealers used; any anticipated allocation of portfolio business to persons affiliated with CenterSquare; and the extent to which the Fund allocates portfolio business to broker-dealers who provide research, statistical, or other services (“soft dollars”). After further review and discussion, the Board determined that CenterSquare’s practices regarding brokerage and portfolio transactions were satisfactory.

(7)	CenterSquare’s practices regarding conflicts of interest. The Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Fund; the basis of decisions to buy or sell securities for the Fund and CenterSquare’s other accounts; the method for bunching of portfolio securities transactions; and the substance and administration of CenterSquare’s code of ethics. Following further consideration and discussion, the Board indicated that CenterSquare’s standards and practices relating to the identification and mitigation of potential conflicts of interests were satisfactory.

Having requested and received such information from CenterSquare as the Trustees believed to be reasonably necessary to evaluate the continuation of the CenterSquare Agreement, the Board, including the Independent Trustees, approved the continuation of the CenterSquare Agreement.

TRUSTEES’ CONSIDERATION AND APPROVAL OF SUB-ADVISORY AGREEMENT WITH AON INVESTMENTS USA INC.

Aon Investments USA Inc. (“Aon”) serves as an investment sub-adviser to the Fund pursuant to an investment sub-advisory agreement (the “Aon Agreement”) between the Adviser and Aon. At a meeting of the Fund’s Board of Trustees on March 13, 2024, the Trustees approved the continuation of the Aon Agreement for a one-year term.

In considering whether to approve the Aon Agreement, the Trustees reviewed and considered the information they deemed reasonably necessary, including the following material factors discussed in further detail below: (1) the nature, extent, and quality of the services to be provided by Aon; (2) the investment performance of the Fund and Aon; (3) the costs of the services to be provided and profits to be realized by Aon and its affiliates from the relationship with the Fund; (4) the extent to which economies of scale would be realized as the Fund grows and whether sub-advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors; (5) Aon’s practices regarding brokerage and portfolio transactions; and (6) Aon’s practices regarding possible conflicts of interest.

The Trustees also reviewed a memorandum from the Fund’s legal counsel that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the Aon Agreement, including the types of information and factors that should be considered in order to make an informed decision.

(1)	The nature, extent, and quality of the services to be provided by Aon. The Trustees evaluated Aon’s staffing, personnel, and methods of operating; the education and experience of Aon’s personnel; Aon’s compliance program, policies, and procedures; the financial condition of Aon; and the level of commitment to the Fund and Aon by the principals of Aon. The Trustees reviewed the balance sheet of Aon (specifically its parent company) and discussed the financial stability and profitability of the firm. The Trustees considered the responsibilities of Aon under the Investment Sub‐Advisory Agreement and reviewed the services provided to the Fund including, without limitation, Aon’s procedures for formulating investment recommendations and assuring compliance with the Fund’s investment objectives and limitations, and efforts to promote the Fund, and grow the Fund’s assets. The Trustees noted that Aon supports the Adviser in seeking to achieve the Fund’s investment objective to generate a return comprised of current income and capital appreciation with moderate volatility and low correlation to the broader markets by providing ongoing research, opinions and recommendations with respect to private institutional real estate investment funds. The Board also noted that Aon provides data and information utilized by the Adviser in investing across a diversified set of investment managers and strategies as well as to provide investment exposure across property types and geographies. The Board noted the preliminary results of an examination of the firm and that the findings did not relate to the services provided to the Fund. After reviewing the foregoing information and further information in the memorandum from Aon (e.g., Aon’s Form ADV and descriptions of Aon’s business and compliance program), the Board concluded that the nature, extent, and quality of the services provided by Aon were satisfactory.

(2)	The investment performance of the Fund and Aon. The Trustees discussed the performance of the private investments portion of the Fund. The Trustees noted the Fund’s continued strong performance in the period since inception and recalled their deliberations relating to the Adviser. The Board agreed that they should consider the performance of the Fund as a whole in reviewing this factor and noted that Adviser continued to be satisfied with Aon’s performance and the data provided.

Semi-Annual Report | March 31, 2024	55

Apollo Diversified Real Estate Fund	Additional Information

March 31, 2024 (Unaudited)

(3)	The costs of the services to be provided by Aon. The Trustees evaluated the overall expenses of the Fund, including the nature and frequency of advisory and sub-advisory fee payments. The Trustees also considered potential benefits for Aon in managing the Fund, including promotion of Aon’s name. The Trustees noted that the Adviser paid the fee to Aon out of its management fee, agreeing that, accordingly, the Fund’s overall management fee and expenses was the appropriate vehicle to compare to other funds. The Board recalled their deliberations relating to the Adviser’s cost of services. Following further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to Aon indirectly by the Fund were fair and reasonable in relation to the nature and quality of the services provided by Aon and that they reflected charges that were within a range of what could have been negotiated at arm’s length.

(4)	The profits to be realized by Aon and its affiliates from the relationship with the Fund. The Trustees reviewed Aon’s profitability analysis in connection with its management of the Fund and noted that Aon earned what the Board considered to be a reasonable profit from its relationship with the Fund. The Board concluded that Aon’s profitability was not excessive.

(5)	The extent to which economies of scale would be realized as the Fund grows and whether the advisory fee levels reflect these economies of scale for benefit of the Fund’s investors. The Trustees considered that the Fund’s fee arrangements with Aon and noted that the sub-advisory fee contained break points, which caused the Adviser to pay lower fees to Aon based on higher asset levels. Following further discussion of the Fund’s current and projected asset levels, expectations for growth, and levels of fees, the Board determined that the Fund’s fee arrangements were fair and reasonable in relation to the nature and quality of the services provided by Aon.

(6)	Aon’s practices regarding brokerage and portfolio transactions. The Trustees reviewed Aon’s standards for seeking best execution for portfolio transactions. The Trustees noted that Aon does not execute trades on behalf of the Fund, and, therefore, no commissions were paid for the portion of the portfolio for which Aon provided services. After further review and discussion, the Board determined that Aon’s practices regarding brokerage and portfolio transactions were satisfactory.

(7)	Aon’s practices regarding conflicts of interest. The Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Fund; the basis of decisions to buy or sell securities for the Fund and Aon’s other accounts; the method for bunching of portfolio securities transactions; and the substance and administration of Aon’s code of ethics. Following further consideration and discussion, the Board indicated that Aon’s standards and practices relating to the identification and mitigation of potential conflicts of interests were satisfactory.

Having requested and received such information from Aon as the Trustees believed to be reasonably necessary to evaluate the continuation of the Aon Agreement, the Board, including the Independent Trustees, approved the continuation of the Aon Agreement.

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Apollo Diversified Real Estate Fund	Service Providers
March 31, 2024 (Unaudited)

Investment Adviser

Apollo Real Estate Fund Adviser, LLC

9 W 57th Street, New York, NY 10019

Investment Sub-Advisers

Aon Investments USA Inc.

200 East Randolph Street, Suite 1500, Chicago, IL 60601

CenterSquare Investment Management LLC

630 West Germantown Pike, Suite 300, Plymouth Meeting, PA 19462

Administrator

ALPS Fund Services, Inc.

1290 Broadway, Suite 1000, Denver, CO 80203

Custodian

UMB Bank, N.A.

1010 Grand Blvd., Kansas City, Missouri 64106

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1000, Denver, CO 80203

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

1835 Market Street, Suite 310, Philadelphia, PA 19103

Legal Counsel

DLA Piper, LLP (US)

One Atlantic Center, 1201 West Peachtree Street, Suite 2900, Atlanta, GA 30309

Transfer Agent and DRIP Administrator

SS&C GIDS, Inc.

330 W 9th Street, Kansas City, MO 64105

Semi-Annual Report | March 31, 2024	57

Apollo Diversified Real Estate Fund	Privacy Notice
March 31, 2024 (Unaudited)

DATA PRIVACY NOTICE

What Information Do We Have About You?

Apollo Real Estate Fund Adviser, LLC (“AREFA” or “we”) may have collected your personal information in connection with your investment in Apollo Diversified Real Estate Fund (the “Fund”). This information can include your name, social security number or tax identification number, wire transfer instructions, account transactions, transaction history, and investment experience. Additionally, we may collect nonpublic personal information about you via our website, including any information captured through the use of our “cookies.”

With Whom Do We Share Your Personal Information?

We may share the information we collect with our affiliates and nonaffiliated third parties for our everyday business purposes, such as to process your transactions, maintain your investments in the Fund, and to respond to court orders and legal investigations. We also provide such information to our affiliates, attorneys, banks, auditors, securities brokers and service providers as may be necessary to facilitate the acceptance and management of your account or your investments in the Fund and to enable them to perform services on our behalf. We do not sell your personal information to third parties for their independent use.

Protecting the Confidentiality of Our Investor Information

We take our responsibility to protect the privacy and confidentiality of your personal information very seriously. As such, we maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information, although you should be aware that data protection cannot be guaranteed. We restrict access to nonpublic personal information about you to our employees and agents who need to know such information to provide products or services to you. Our control policies, for example, authorize access to investor information only by individuals who need such access to do their work.

Opt-Out Notice

We reserve the right to disclose all nonpublic personal information about you to a nonaffiliated third party as discussed above. If you wish to limit the distribution of your personal information with our affiliates and nonaffiliated third parties, as described herein, you may do so by:

•	Calling (212) 515-3450; or

•	Writing us at the following address: Apollo Real Estate Fund Adviser, LLC

c/o: Apollo Diversified Real Estate Fund

9 West 57th Street, New York, NY 10019

Attn: Ryan Del Giudice

The ability to opt-out of disclosure of nonpublic personal information about you applies to your investment in the Fund but may not apply to arrangements necessary to effect or administer a transaction in shares of the Fund or maintain or service your account.

If you choose to write or call us, your request should include your name, address, telephone number and account number(s) to which the opt-out applies and the extent to which your personal information shall be withheld. If you are a joint account owner, we will apply those instructions to the entire account. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

Please understand that if you limit our sharing or our affiliated companies’ use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies’ products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If your shares are held in “street name” at a bank or brokerage, we do not have access to your personal information, and you should refer to your bank’s or broker’s privacy policies for a statement of the treatment of your personal information.

If you have any questions regarding this policy, please feel free to contact privacy@apollo.com.

58	1.888.926.2688 | www.apollo.com

9 West 57th Street, 42nd Floor New York, NY 10019	212.515.3200 www.apollo.com

Not a deposit	May lose value	No bank guarantee
Not insured by the FDIC, NCUA or any other government agency

This material must be accompanied or preceded by a prospectus.

Apollo Global Securities, LLC (“AGS”) and Griffin Capital Securities, LLC (“GCS”), Members of FINRA and SIPC, are subsidiaries of Apollo Global Management, Inc. AGS conducts Apollo’s capital markets business and certain of its fund marketing and distribution and GCS is a wholesale marketing agent for Apollo sponsored products. ALPS Distributors, Inc. (1290 Broadway, Suite 1000, Denver, CO 80203, Member FINRA) is the distributor of Apollo Diversified Real Estate Fund. Apollo Global Management, Inc. and ALPS Distributors, Inc. are not affiliated.

GFC001645 | Exp. 3.28.2025	ADREF-IU395888-0624A

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

The Fund is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended.

Item 6. Investments.

(a)	The Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this report.

(b)	Not applicable to the Fund.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable to the Fund.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable to the Fund.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable to the Fund.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable to the Fund.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

A statement regarding the bases for approval of the Fund’s investment advisory and sub-advisory contracts is included as part of the Report to Stockholders filed under Item 1 of this report.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 15. Submission of Matters to a Vote of Security Holders.

No changes have occurred.

Item 16. Controls and Procedures.

(a)	Based on an evaluation of the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), the Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are effective as of a date within 90 days of the filing date of this report.

(b)	There were no significant changes in the Fund’s internal control over financial reporting that occurred during the Fund’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

As disclosed in the Report to Stockholders filed under Item of this Report, in connection with the use of a Credit Facility (the "BNP Credit Facility") with BNP Paribas Prime Brokerage International, Ltd. ("BNP"), the Fund permits the lender, subject to certain conditions, to rehypothecate (i.e., lend to other counterparties) portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The terms of the BNP Credit Facility provide that the Fund continue to receive dividends and interest on rehypothecated securities. The Fund has the right under the BNP Credit Facility to recall rehypothecated securities from BNP on demand. If BNP fails to deliver a recalled security in a timely manner, the BNP Credit Facility provides for compensation by BNP to the Fund for any fees or losses related to the failed delivery or, in the event a recalled security will not be returned by BNP, for the Fund, upon notice to BNP, to reduce the loan balance outstanding by the amount of the recalled security failed to be returned. As of March 31, 2024,BNP rehypothecated $374,960,292 in securities pledged by the Fund as collateral pursuant to the BNP Credit Facility, and during the fiscal period ended March 31, 2024, the Fund received cash compensation in the form of a reduction in amounts owed under the BNP Credit Facility of $4,057.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)        Not applicable.

(b)        Not applicable.

Item 19. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Not applicable.
(a)(3) (a)(4) (a)(5)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act are filed herewith as Exhibit 99.CERT. Not applicable. Not applicable.
(b)	Certifications required by Rule 30a-2(b) under the 1940 Act are filed herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

APOLLO DIVERSIFIED REAL ESTATE FUND

By:	/s/ Randy Anderson
Randy Anderson
Chairman and President (Principal Executive Officer)

Date:	June 5, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)

By:	/s/ Randy Anderson
Randy Anderson
Chairman and President (Principal Executive Officer)

Date:	June 5, 2024

By (Signature and Title)

By:	/s/ Kenneth Seifert
Kenneth Seifert
Treasurer and Chief Financial Officer (Principal Financial Officer)

Date:	June 5, 2024